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                                                                FEBRUARY 3, 1997



                           SUN LIFE CORPORATE VUL-SM-


               --------------------------------------------------

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
A WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA.

ONE SUN LIFE EXECUTIVE PARK (ATTN: CORPORATE MARKETS)
WELLESLEY HILLS, MASSACHUSETTS 02181
(800) 432-1102 EXT. 2438

--------------------------------------------------------------------------------

    This Prospectus describes Sun Life Corporate VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by Sun Life Assurance Company of Canada (U.S.) (the "Company"). The Policy is designed for use by corporations and other employers, to provide life insurance benefits, flexibility of premium payments, and a variety of investment options.

    The Policy provides a choice of two death benefit options and two tests to be used to determine if the Policy qualifies as "life insurance" under federal tax laws. The Policy has a Cash Surrender Value which generally increases with the payment of each Premium, decreases to reflect charges, and varies with the investment performance of the underlying investment options. There is no minimum Cash Surrender Value. You may also borrow against your Account Value, within certain limits. Additional life insurance coverage is available under an Additional Protection Benefit Rider.

    The Policy will remain in effect so long as the Account Value less your Policy Debt is sufficient to cover charges assessed against the Policy.

    The Policy allows you to allocate Net Premiums and Account Value among 17 Sub-Accounts, each of which invests in a corresponding investment portfolio of one of the following mutual funds: MFS/Sun Life Series Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Neuberger & Berman Advisers Management Trust, JPM Series Trust II and Templeton Variable Products Series Fund.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF MFS/SUN LIFE SERIES TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST, JPM SERIES TRUST II AND TEMPLETON VARIABLE PRODUCTS SERIES FUND. YOU SHOULD RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                  PAGE
Summary                                                             1
Definitions                                                         4
Summary of the Policy                                               7
Use of the Policy                                                   8
The Company, the Variable Account and the Funds                     8
    The Company                                                     8
    The Variable Account                                            9
    The Funds                                                       9
Performance Information                                            12
The Policy                                                         14
    Application and Issuance of a Policy                           14
    Free Look Period                                               15
Premium Payment                                                    15
    Planned Periodic Premiums                                      15
    General Premium Limits                                         15
    Tax Limits on Premium Payments                                 16
    Allocation of Net Premium                                      16
    Modified Endowment Contracts                                   16
Death Benefit                                                      16
    Death Benefit Compliance Test                                  16
    Death Benefit Options                                          17
    Benefits at Death                                              17
    Changes in the Death Benefit Option                            17
    APB Rider                                                      18
    Minimum Face Amount                                            18
    Changes in Face Amount                                         18
    Decreases in Face Amount                                       19
    Increases in Face Amount                                       19
Account Value                                                      19
    Account Value in the Sub-Accounts                              19
    Net Investment Factor                                          20
    Account Value in the Loan Account                              21
    Transfer Privileges                                            21
    Surrender                                                      21
    Partial Surrender                                              21
    Allocation of Partial Surrender                                22
    Insufficient Value                                             22
    Grace Period                                                   22
Charges, Deductions and Refunds                                    22
    Expense Charges Deducted as a Percent of Premium               22
    Sales Load Refund at Surrender                                 23
    Expense Charges Deducted as a Percent of Assets                23
    Expenses of the Underlying Funds                               23
    Expense Charges Deducted on a Per Policy Basis                 24
    Monthly Cost of Insurance                                      24
    Reduction of Charges                                           25

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                         TABLE OF CONTENTS--(CONTINUED)

                                                                  PAGE
Policy Loans                                                       25
General Provisions                                                 25
    Addition, Deletion or Substitution of Investments              25
    Alteration                                                     25
    Assignments                                                    26
    Change in Operation of the Variable Account                    26
    Conversion                                                     26
    Deferral of Payment                                            26
    Entire Contract                                                26
    Illustrations                                                  26
    Incontestability                                               26
    Maturity                                                       27
    Misstatement of Age or Sex (Non-Unisex Policy)                 27
    Modification                                                   27
    Nonparticipating                                               27
    Procedure                                                      27
    Report to Owner                                                27
    Rights of Beneficiary                                          27
    Rights of Owner                                                27
    Splitting Units                                                28
    Suicide                                                        28
    Termination                                                    28
    Voting Rights                                                  28
Distribution of the Policies                                       29
Other Contractual Arrangements                                     29
    Administration                                                 29
    Custodian                                                      29
    Reinsurance                                                    29
Federal Tax Status                                                 29
    Tax Treatment of the Company and the Variable Account          30
    Taxation of Policy Proceeds                                    30
The Company's Directors and Executive Officers                     32
State Regulation                                                   35
Legal Proceedings                                                  35
Legal Matters                                                      35
Experts                                                            36
Accountants                                                        36
Registration Statements                                            36
Financial Statements                                               36
Appendix A--Illustrations of Death Benefits, Account Values
  and Cash Surrender Values                                       A-1


                              -------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE ACCOMPANYING PROSPECTUSES.

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                                  DEFINITIONS

    The following terms as used in the Prospectus have the indicated meanings.

    ACCOUNT VALUE: The sum of the amounts in each Sub-Account of the Variable Account with respect to the Policy and the amount of the Loan Account.

    ADDITIONAL PROTECTION BENEFIT RIDER ("APB RIDER"): A rider available that allows you to add life insurance coverage to the Policy.

    ANNIVERSARY:   The same day  in each succeeding year as  the day of the year corresponding to the Issue Date.

    APB RIDER DEATH BENEFIT:  The death benefit under the APB Rider.

    APB RIDER FACE AMOUNT: The amount of APB Rider coverage you request, as specified in the Application. It is used in determining the Death Benefit. You may apply for a varying amount of APB Rider coverage, subject to the Company's limits and requirements, as described in this prospectus.

    APPLICATION:  Your application for the Policy.

    ATTAINED AGE: The Insured's Issue Age plus the number of completed Policy Years.

    BASE DEATH BENEFIT:   The death benefit under  the Policy, exclusive of  any
APB Rider Death Benefit or any other supplemental benefits.

    BENEFICIARY:   The person or entity  entitled to receive the Policy Proceeds as they become due at death.

    BUSINESS DAY:  Any day that we are open for business.

    CASH SURRENDER VALUE:   The Account  Value decreased by  the balance of  any
outstanding Policy Debt, increased by the Sales Load Refund at Surrender, if any.

    CLASS:   The  risk, underwriting,  and  substandard table  rating,  if  any, classification of the Insured.

    COMPANY:   Sun Life Assurance Company of  Canada (U.S.) (also referred to as
"we, us, our").

    DAILY RISK PERCENTAGE:   The daily rate for  deduction of the mortality  and
expense risk charge.

    DEATH BENEFIT: The sum of the Base Death Benefit and the APB Rider Death Benefit, if any.


    DUE PROOF: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.


    EFFECTIVE DATE OF COVERAGE: Initially, the Investment Start Date; with respect to any increase in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase; with respect to any decrease in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

    EXPENSE CHARGES APPLIED TO PREMIUM: The expense charges applied to Premium, consisting of the charges for premium tax, the federal deferred acquisition cost ("DAC") tax, and the sales load.

    FUND:  A mutual fund in which a Sub-Account invests.

    GENERAL ACCOUNT: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any other separate account of the Company. There is no General Account investment option available under this Policy.

    INSURED:  The person on whose life the Policy is issued.

    INVESTMENT START DATE: The date the first Premium is applied, which will be the later of the Issue Date, the Business Day we approve the application for a Policy, or the Business Day we receive a Premium equal to or in excess of the Minimum Premium.

    ISSUE AGE: The Insured's age as of the Insured's birthday nearest the Issue Date.

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    ISSUE DATE:  A date specified in  your Policy as the date from which  Policy
Anniversaries, Policy Years and Policy Months are measured.

    LOAN ACCOUNT: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

    MATURITY:  The Anniversary on which the Insured's Attained Age is 100.

    MINIMUM PREMIUM: The Premium amount due and payable as of the Issue Date, as specified in your Policy. The Minimum Premium varies based on the Issue Age, sex, and Class of the Insured and the Total Face Amount of the Policy.

    MONTHLY ANNIVERSARY DAY: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

    MONTHLY COST OF INSURANCE: A deduction made on a monthly basis for the insurance coverage provided by the Policy.

    MONTHLY EXPENSE CHARGE: A per Policy deduction made on a monthly basis for administration and other expenses.

    MORTALITY AND EXPENSE RISK PERCENTAGE: The annual percentage rate deducted from the Account Value in the Sub-Accounts for the mortality and expense risk charge. This annual rate is converted to a daily rate, the Daily Risk Percentage, and deducted from the Account Value on a daily basis.


    NET PREMIUM: The amount you pay as the Premium less the Expense Charges Applied to Premium.


    OUR PRINCIPAL OFFICE:   Sun Life Assurance Company  of Canada (U.S.)  (Attn:
Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181, or such other address as we may specify to you by written notice.

    OWNER:    The person,  persons or  entity entitled  to the  ownership rights stated in the Policy while the Insured is alive (also referred to as "you, your").


    PARTIAL  SURRENDER:   A  surrender  of a  portion  of the  Account  Value in
exchange for a payment to the Owner, in accordance with the Policy.


    POLICY: The life insurance contract, Sun Life Corporate VUL, including the Application, any riders or endorsements and any applications therefor.

    POLICY  DEBT:   The  principal amount  of any  outstanding loan  against the
Policy, plus accrued but unpaid interest on such loan.

    POLICY MONTH: A Policy Month is a one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

    POLICY PROCEEDS: The amount determined in accordance with the terms of this Policy that is payable at the death of the Insured prior to Maturity. This amount is the Base Death Benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any APB Rider Death Benefit and any other supplemental benefits.

    POLICY YEAR: A Policy Year is a one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

    PREMIUM: An amount paid to us by the Owner or on the Owner's behalf as consideration for the benefits provided by the Policy.


    SALES  LOAD REFUND  AT SURRENDER:   The portion  of any Premium  paid in the
Policy Year of surrender which is refunded upon surrender in the first three Policy Years, determined in the manner specified in the Policy.


    SERVICE CENTER: Andesa TPA, Inc., 1605 N. Cedar Crest Blvd., Suite 502, Allentown, Pennsylvania, 18104-2351, or such other service center or address as we may hereafter specify to you by written notice.

    SPECIFIED FACE AMOUNT: The amount of life insurance coverage you request as specified in the Policy, exclusive of any APB Rider. It is used in determining the Death Benefit. You may increase or decrease the Specified Face Amount as described in this Prospectus.

    SUB-ACCOUNTS:   Sub-Accounts into  which the assets  of the Variable Account are divided, each of which corresponds to an investment choice available to you.


    TARGET PREMIUM: An amount of Premium specified in your Policy. The Target Premium varies based on the Insured's Issue Age, sex, and Specified Face Amount. The sales load deduction applied to Premiums paid in the first seven Policy Years and the Sales Load Refund at Surrender for surrender in the first three Policy Years is higher on premium paid up to Target Premium and lower on premium paid above Target Premium. Use of the APB Rider will affect Target Premium and policy Values as described in this prospectus in the section DEATH BENEFIT--APB Rider.


    TOTAL FACE AMOUNT: The sum of the Specified Face Amount and the APB Rider Face Amount.

    UNIT: A unit of measurement that we use to calculate the value of each Sub-Account.

    UNIT VALUE:  The value of each Unit of assets in a Sub-Account.

    VALUATION DATE: Any day that benefits vary and on which the New York Stock Exchange, we, and the relevant Fund are open for business. A Valuation Date will also include any day that may be required by any applicable Securities and Exchange Commission Rules and Regulations.

    VALUATION PERIOD: A period of time from one determination of Unit Values to the next subsequent determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

    VARIABLE ACCOUNT: Sun Life of Canada (U.S.) Variable Account G, a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company (also referred to as "Variable Account G").

    WE, US AND OUR:  The Company and the Company's.

    YOU AND YOUR:  The Owner and the Owner's.

                             SUMMARY OF THE POLICY


    The Policy is an individual flexible premium variable universal life insurance policy offered by Sun Life Assurance Company of Canada (U.S.). The Policy may be owned by an individual, a corporation or other entity. The Policy may be used for such purposes as financing non-tax qualified executive benefit plans. The Policy is subject to our policy issue rules. You must have an insurable interest in the life of the Insured. (See "USE OF THE POLICY.")


    Premium payments under the Policy are flexible, and you choose the amount and frequency of your Premium payments. The Policy will remain in effect so long as your Account Value less Policy Debt is sufficient to cover any charges against the Policy. (See "PREMIUM PAYMENTS.")

    Net Premiums and Account Value may be allocated among any of the investment options available under the Policy, each of which is represented by a Sub-Account under the Policy. Each Sub-Account invests in a corresponding portfolio (the "Portfolios") of one of the following mutual funds (the "Funds"):

    MFS/Sun Life Series Trust

- Capital Appreciation Series                - Total Return Series
- Emerging Growth Series                     - World Growth Series
- Government Securities Series


    Fidelity Variable Insurance Products Fund ("VIP") and Fidelity Variable Insurance Products
    Fund II ("VIP II")



- VIP II Contrafund Portfolio                - VIP High Income Portfolio
- VIP Equity Income Portfolio                - VIP II Index 500 Portfolio
- VIP Growth Portfolio                       - VIP Money Market Portfolio


    Neuberger & Berman Advisers Management Trust

- Limited Maturity Bond Portfolio            - Partners Portfolio

    JPM Series Trust II

- Bond Portfolio                             - Small Company Portfolio
- Equity Portfolio

    Templeton Variable Products Series Fund

- Templeton Stock Fund

(See "THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS -- The Funds.")

    You may change your allocation percentages and transfer your Account Value among Sub-Accounts, within certain limits. (See "PREMIUM PAYMENTS -- Allocation of Net Premium" and "ACCOUNT VALUE -- Transfer Privileges.")

    The Policy offers a choice of death benefit options and a choice between two tests to be used to determine if the Policy qualifies as "life insurance" under federal tax laws. The two tests are the Cash Value Accumulation Test and the Guideline Premium Test. If the Cash Value Accumulation Test is chosen, only death benefit Option A is available. Death benefit Option A results in a level Base Death Benefit equal to the Specified Face Amount, unless the life insurance test requires a greater amount. Death benefit Option B results in a variable Base Death Benefit equal to the Specified Face Amount plus Account Value, unless the life insurance test chosen requires a greater amount. The life insurance test you choose cannot be changed after issue. If you choose the Guideline Premium Test, you may change your death benefit option. (See "DEATH BENEFIT.")

    We deduct from Premium payments a charge to cover our federal deferred acquisition tax cost, which is currently 1.25% of Premium (guaranteed not to exceed this rate), and for premium tax, which is currently the rate charged in your state of residence for state and local taxes (guaranteed not to exceed 4% of Premium in most states). In each of the first seven Policy Years, we deduct a sales load equal to 8.75% of Premium up to

Target Premium, as specified in your Policy, and 2.25% of Premium in excess of Target Premium. No sales load is deducted after the seventh Policy Year. We also deduct a daily mortality and expense risk charge, currently at an annual rate of 0.75% of the Variable Account's net asset value for the first ten Policy Years and 0.35% thereafter (guaranteed not to exceed 0.90%), and monthly cost of insurance charges for the insurance protection provided under the Policy. We deduct a Monthly Expense Charge of $13.75 during the first Policy Year, and $7.50 thereafter (guaranteed not to exceed $13.75 per month). Account Value also reflects the deduction of management fees and other expenses incurred by the underlying investment Portfolios. (See "CHARGES, DEDUCTIONS AND REFUND.")


    There are no surrender charges. Upon full surrender during the first three Policy Years, you will receive a partial refund of the sales load deducted in that year. Partial Surrenders are permitted once per Policy Year after the first Policy Year. No refund of sales load is provided for Partial Surrenders. Loans are available under the Policy at any time. (See "CHARGES, DEDUCTIONS AND REFUNDS.")


    An APB Rider, which provides additional life insurance coverage, is available with the Policy as an optional benefit. The cost of the APB Rider is included in the Monthly Cost of Insurance deduction. (See "DEATH BENEFIT -- APB Rider.")


    The Policy offers other benefits and features described in greater detail in this Prospectus. You should consult the Policy concerning the insurance coverage and rights afforded to you under the Policy.

    This summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in the Prospectus and the Policy.

                               USE OF THE POLICY


    The Policy is designed to provide to corporations and other entities life insurance coverage on their employees or other persons in whose lives they have an insurable interest, and may be used in connection with various types of non-tax qualified executive benefit plans. At the same time, the Policy provides an Account Value which will be to some extent responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. A range of investment options is provided under the Policy. You, as the Owner, will have all rights and privileges under the Policy.


    The Policy's Account Value and Cash Surrender Value will fluctuate and are subject to the risks of changing economic conditions, as well as the risks inherent in the ability of the various Funds' managements to make necessary changes in their portfolios to anticipate changes in economic conditions. There is no minimum or guaranteed Account Value attainable or Cash Surrender Value payable under the Policy.

    It may not be advantageous to replace existing insurance or supplement an existing life insurance policy with the Policy.

                THE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS

THE COMPANY

    The Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, telephone (617) 237-6030. It has obtained authorization to do business in forty-eight states, the District of Columbia and Puerto Rico, and it is anticipated that the Company will be authorized to do business in all states except New York. The Company issues life insurance policies and individual and group annuities. The Company has formed a wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, which issues individual fixed and combination fixed/variable annuity contracts and group life and long-term disability insurance in New York. The Company's other subsidiaries are Massachusetts Financial Services Company and Sun Capital Advisers, Inc., registered investment advisers, Sun Investment Services Company, a registered broker-dealer and investment adviser, Sun Benefit Services, Company, Inc., which offers claims, administrative and pension brokerage services, New London Trust, F.S.B., a federally chartered savings bank, Massachusetts Casualty Insurance Company, which issues individual disability income policies, and Sun Life Financial Services Limited, which provides administrative services to Sun Life Assurance Company of Canada in connection with non-U.S. business.

    The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada MFH 1J9. Sun Life Assurance Company of Canada is a mutual life insurance company incorporated pursuant to Act of Parliament of Canada in 1865 and currently transacts business in all of the Canadian provinces and territories, in all states except New York, and in the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda and the Philippines.

THE VARIABLE ACCOUNT

    Pursuant to a resolution of the Board of Directors, the Variable Account was established by the Company on July 25, 1996. Under Delaware insurance law and under the Policy, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Policies described in this Prospectus and such other variable life insurance contracts as we have issued and designated and may, in the future, issue and designate as providing benefits which vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policy, including the promise to make all benefit payments, are general corporate obligations of the Company.

    The Company is the legal owner of the assets of the Variable Account. We are required to maintain at all times assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable life insurance benefits under the contracts participating in the Variable Account. In addition to these assets, the Variable Account's assets may include amounts we have contributed to commence operation of the Variable Account, and may include accumulations of the charges we make against the Variable Account. From time to time these additional assets may be transferred in cash to our General Account. Before making any such transfer, we will consider any possible adverse impact the transfer might have on the Variable Account.

    The Variable Account meets the definition of a separate account under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission (the "Commission") does not involve supervision of the management or investment practices or policies of the Variable Account or of the Company by the Commission. For state law purposes, the Variable Account is treated as a part or division of the Company. We are the custodian of the assets of the Variable Account.

    The assets of the Variable Account are divided into Sub-Accounts, each of which invests exclusively in shares of a single corresponding investment portfolio. Currently there are 17 Sub-Accounts, and Sub-Accounts may be added or deleted in the future. Income, gains and losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses in other Sub-Accounts of the Variable Account. All amounts allocated to the Variable Account will be used to purchase shares of one or more of the Funds, as you designate. Deductions and surrenders from the Variable Account will, in effect, be made by redeeming the number of Fund shares at net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

    The Variable Account can choose to receive distributions from the Funds in either cash or additional shares. It is expected that the Variable Account will choose to receive distributions in additional shares. If the Variable Account chooses to receive distributions in cash, it will reinvest the cash in the Funds to purchase additional shares at their net asset value.

THE FUNDS

    The following is a brief description of the Funds and a summary of the investment objectives of each Portfolio. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for each Fund, which are distributed with and must accompany this Prospectus. You should read the accompanying prospectuses carefully before investing. Additional prospectuses and the Statements of Additional Information for each of the Funds can be obtained from the Company's Office at the address and telephone number listed on the cover of this Prospectus.

    MFS/SUN LIFE SERIES TRUST. MFS/Sun Life Series Trust (the "MFS Series Fund") is an open-end investment management company registered under the Investment Company Act of 1940 (a "mutual fund") organized as a Massachusetts business trust. The MFS Series Fund is managed by Massachusetts Financial Services, Inc. ("MFS"), a subsidiary of the Company. In addition, the World Growth Series is managed by the following subadvisers: Oechsle International Advisors, L.P., an independent international investment adviser, Foreign & Colonial Management Limited ("FCM"), and Foreign & Colonial Emerging Markets Limited, a subsidiary of FCM. The MFS Series Fund is composed of nineteen independent portfolios of securities, five of which are currently available for investment by the Variable Account.

    - CAPITAL APPRECIATION SERIES seeks capital appreciation by investing in securities of all types, with major emphasis on common stocks.

    - EMERGING GROWTH SERIES seeks long term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to its objective of long-term growth of capital.

    - GOVERNMENT SECURITIES SERIES seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

    - TOTAL  RETURN  SERIES  seeks  primarily  to  obtain  above-average  income
      (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of the series assets will be invested in fixed income securities and at least 40% and no more than 75% of its assets will be invested in equity securities.

    - WORLD GROWTH SERIES seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.


    FIDELITY VIP FUND AND VIP FUND II. Variable Insurance Products Fund ("VIP") and Variable Insurance Products Fund II ("VIP II") are mutual funds organized as Massachusetts business trusts. VIP and VIP II are both managed by Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR is the management arm of Fidelity Investments, which was established in 1946 and is one of the largest investment management organizations in the United States. Various Fidelity companies perform activities required for the operation of VIP and VIP II, and affiliates of FMR may assist it in the choosing of investments for the funds.



    Each of the VIP and VIP II is composed of five portfolios of securities, for a total of 10 portfolios, of which six portfolios, in the aggregate, are available for investment under the Policy.


    - VIP II CONTRAFUND PORTFOLIO seeks long-term capital appreciation. Portfolio purchases will normally be common stock and securities convertible into common stock of companies believed to be undervalued due to an overly pessimistic appraisal by the public.

    - VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities. The portfolio seeks to achieve a yield in excess of the composite yield of the Standard & Poor's 500 Composite Stock Index ("S&P 500"), a recognized measure of U.S. stock market performance. At least 65% of the portfolio's assets will be invested in income-producing common or preferred stock, with the remainder normally invested in convertible and non-convertible debt obligations.

    - VIP GROWTH PORTFOLIO seeks capital appreciation. Portfolio purchases normally will be common stocks of both smaller, less-known companies and well-known, established companies although the investments are not restricted to any one type of security. Dividend income will only be considered if it might have an effect on stock values.

    - VIP HIGH INCOME PORTFOLIO seeks a high level of current income by investing in high income producing, lower-rated debt securities (sometimes called "junk bonds"), preferred stocks including convertible securities and restricted securities.

    - VIP II INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as presented by the S&P 500. The portfolio will primarily invest in equity securities of companies that compose the S&P 500. The portfolio will also purchase short-term debt securities for cash management purposes and use various investment techniques, such as futures contracts, to adjust its exposure to the S&P 500.

    - VIP MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest in high quality U.S. dollar-denominated money market instruments of domestic and foreign issuers.


    NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST. Neuberger & Berman Advisers Management Trust ("AMT") is a mutual fund organized as a Delaware business trust. AMT is composed of seven separate portfolios (each an "AMT Portfolio"). Each AMT Portfolio invests all of its net investable assets in its corresponding series (each an "AMT Series") of Advisers Managers Trust, an open-end management investment company. All AMT Series of Advisers Managers Trust are managed by Neuberger & Berman Management Inc. Each AMT Series invests in accordance with an investment objective, policies, and limitations identical to those of its corresponding AMT Portfolio. The Policy provides for investment in shares of the two AMT Portfolios described below.


    - LIMITED MATURITY BOND PORTFOLIO primarily seeks the highest current income and total return consistent with low risk to principal and liquidity; and secondarily, total return. AMT Limited Maturity Bond Portfolio invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio duration in light of market conditions and trends. This AMT Series' dollar-weighted average portfolio duration may range up to four years.

    - PARTNERS PORTFOLIO seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earning ratios, consistent cash flow, and support from asset values.

    JPM SERIES TRUST II. The JPM Series Trust II ("JPM") is a mutual fund organized as a Delaware business trust. JPM is composed of five separate portfolios of securities, each of which has separate investment objectives and policies. The Policy provides for investment in the three portfolios of JPM described below.

    - JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity by investing broadly in the fixed-income markets.

    - JPM EQUITY PORTFOLIO seeks to provide a high total return by investing in selected equity securities of large and mid-sized U.S. corporations with market capitalizations above $1.5 billion.

    - JPM SMALL  COMPANY PORTFOLIO  seeks  to provide  a  high total  return  by
      investing   in  equity  securities  of  companies  primarily  with  market capitalizations of less than $2 billion.

    TEMPLETON VARIABLE PRODUCTS SERIES FUND. Templeton Variable Products Series Fund ("TVPSF") is a mutual fund organized as a Massachusetts business trust. TVPSF has contracted with Templeton Investment Counsel, Inc. to manage the Templeton Stock Fund. TVPSF is composed of six separate series, each of which has separate investment objectives and policies. The Policy provides for investment in the series of TVPSF described below.

    - TEMPLETON STOCK FUND seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, throughout the world. In pursuit of this objective, the fund will normally maintain at least 65% of its assets in common and preferred stocks.

    INVESTMENT ADVISORY FEES AND EXPENSES. Each Fund has an investment adviser and pays an investment advisory fee, which is deducted daily from each Fund's net assets. In addition, each Fund incurs operational and other expenses that are deducted from each Fund's net assets. See the prospectus for each Fund for the amount of these fees and expenses.

    Certain of the investment advisers to the Funds may reimburse us for administrative costs in connection with administering the Funds as variable funding options. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers.

    MIXED AND SHARED FUNDING. Shares of all the Funds are sold to insurance company separate accounts that issue both variable annuity and variable life insurance policies ("mixed funding"). Shares of all Funds other than the MFS Series Fund are sold to separate accounts of insurance companies that may or may not be affiliated with the Company or each other ("shared funding"). The MFS Series Fund sells shares only to separate accounts of the Company and its affiliates. It is conceivable that, in the future, such mixed or shared funding may not be advantageous for certain variable life insurance or variable annuity policy owners. Although neither the Company nor the Funds currently foresee any such disadvantages either to variable life insurance or to variable annuity policy owners, the Company and each Fund's Board of Trustees/Directors have agreed to monitor events in order to identify any material irreconcilable conflicts between policy owners that may arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

                            PERFORMANCE INFORMATION

    From time to time we may advertise "Total Return" and "Average Annual Total Return." Such figures are based on historical earnings and are not intended to indicate future performance.


    "Total Return" for a Portfolio refers to the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Sub-Accounts refers to the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized, and net of the mortality and expense risk charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Portfolio's or Sub-Account's performance had been constant over the entire period. Because Average Annual Total Returns tend to smooth out variations in the return of the Portfolio, they are not the same as actual year-by-year results.


    Performance information may be compared, in reports and promotional literature, to: (i) the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.



    The Policies are first being offered to the public in 1997. However, total return data may be advertised based on the period of time that the Portfolios have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.



PORTFOLIO PERFORMANCE FOR PERIOD ENDING: NOVEMBER 30, 1996


    The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. It does not reflect any Policy or Variable Account charges.


                                         AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO
                                                       INCEPTION                                                     LIFE OF
PORTFOLIO                                                 DATE       1 YR.       3 YR.       5 YR.       10 YR.     PORTFOLIO
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------  ------------
MFS/Sun Life Capital Appreciation Series                 07/19/85      25.41%      18.65%      20.15%      15.85%       16.44%
MFS/Sun Life Emerging Growth Series                      05/01/95      22.07%         NA          NA          NA        31.90%
MFS/Sun Life Government Securities Series                07/19/85       4.07%       5.82%       7.27%       8.02%        8.79%
MFS/Sun Life Total Return Series                         05/02/88      17.89%      12.96%      12.95%         NA        12.46%
MFS/Sun Life World Growth Series                         11/16/93      17.02%      13.02%         NA          NA        12.92%
Fidelity VIP II Contrafund Portfolio                     01/03/95      22.58%         NA          NA          NA        32.14%
Fidelity VIP Equity Income Portfolio                     10/09/86      19.59%      19.80%      20.18%      13.58%       13.72%
Fidelity VIP Growth Portfolio                            10/09/86      14.66%      18.37%      18.80%      15.30%       15.30%
Fidelity VIP High Income Portfolio                       09/19/85      13.81%      10.72%      14.77%      11.04%       11.96%
Fidelity VIP II Index 500 Portfolio                      08/27/92      27.58%      20.68%         NA          NA        18.00%
Fidelity VIP Money Market Portfolio                      04/01/82       5.38%       5.11%       4.52%       5.96%        6.99%
Neuberger & Berman AMT Limited Maturity Bond
 Portfolio                                               09/10/84       5.31%       5.07%       5.73%       6.76%        8.35%
Neuberger & Berman AMT Partners Portfolio                03/22/94      31.12%         NA          NA          NA        22.40%
JPM Bond Portfolio                                       01/03/95       4.39%         NA          NA          NA        10.13%
JPM Equity Portfolio                                     01/03/95      25.40%         NA          NA          NA        30.00%
JPM Small Company Portfolio                              01/03/95      18.72%         NA          NA          NA        25.65%
Templeton Stock Fund                                     08/24/88      23.16%      16.38%      18.04%         NA        13.34%



    The annualized yield for the Fidelity VIP Money Market Portfolio for the seven days ending November 30, 1996 was 5.26%.


SUB-ACCOUNT INVESTMENT PERFORMANCE

    Although as of the date of this Prospectus the Sub-Accounts have not commenced operations and therefore have no performance history, the following performance information of the Sub-Accounts assumes that the Sub-Accounts have been in operation for the same periods as the corresponding Portfolio and investing in the corresponding Portfolio. It reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses, plus capital gains and losses, realized or unrealized, net of the mortality and expense risk charge (at the current rate of 0.75% of net asset value for the first ten years and 0.35% thereafter, rather than the guaranteed rate of 0.90%).


    THE FOLLOWING SUB-ACCOUNT PERFORMANCE FIGURES DO NOT REFLECT THREE OTHER SIGNIFICANT CHARGES. IF THESE CHARGES WERE INCLUDED, THE TOTAL RETURN FIGURES WOULD BE LOWER. FIRST, THE TOTAL RETURN

FIGURES DO NOT REFLECT THE DEDUCTION FROM PREMIUMS OF THE EXPENSE CHARGES APPLIED TO PREMIUM. SECOND, MONTHLY COST OF INSURANCE CHARGES HAVE NOT BEEN DEDUCTED. THIRD, THE FIGURES DO NOT REFLECT THE DEDUCTION OF THE MONTHLY EXPENSE CHARGE.


                                        AVERAGE ANNUAL TOTAL RETURN OF THE SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                1 YR.       3 YR.       5 YR.       10 YR.     LIFE OF SUB-ACCOUNT
-------------------------------------------------------  ----------  ----------  ----------  ----------  ----------------------
MFS/Sun Life Capital Appreciation Series                     24.48%      17.77%      19.26%      14.99%            15.63%
MFS/Sun Life Emerging Growth Series                          21.16%         NA          NA          NA             30.92%
MFS/Sun Life Government Securities Series                     3.30%       5.03%       6.47%       7.22%             8.03%
MFS/Sun Life Total Return Series                             17.01%      12.12%      12.11%         NA             11.62%
MFS/Sun Life World Growth Series                             16.15%      12.18%         NA          NA             12.08%
Fidelity VIP II Contrafund Portfolio                         21.67%         NA          NA          NA             31.16%
Fidelity VIP Equity Income Portfolio                         18.70%      18.91%      19.29%      12.73%            12.88%
Fidelity VIP Growth Portfolio                                13.81%      17.49%      17.92%      14.44%            14.45%
Fidelity VIP High Income Portfolio                           12.96%       9.90%      13.92%      10.21%            11.17%
Fidelity VIP II Index 500 Portfolio                          26.63%      19.78%         NA          NA             17.12%
Fidelity VIP Money Market Portfolio                           4.60%       4.33%       3.74%       5.17%             6.33%
Neuberger & Berman AMT Limited Maturity Bond Portfolio        4.53%       4.29%       4.94%       5.97%             7.62%
Neuberger & Berman AMT Partners Portfolio                    30.14%         NA          NA          NA             21.49%
JPM Bond Portfolio                                            3.61%         NA          NA          NA              9.31%
JPM Equity Portfolio                                         24.47%         NA          NA          NA             29.03%
JPM Small Company Portfolio                                  17.84%         NA          NA          NA             24.72%
Templeton Stock Fund                                         22.24%      15.51%      17.16%         NA             12.50%


                                   THE POLICY

    This Prospectus describes the standard features of the Policy. There may be differences in your Policy due to requirements of the state where your Policy is issued. Any such changes will be defined in your Policy.

APPLICATION AND ISSUANCE OF A POLICY

    To  purchase  a Policy,  you  must submit  an  application to  our Principal
Office, so that we may follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting, simplified underwriting, and guaranteed issue basis (each such basis is referred to as an underwriting Class). The proposed Insured generally must be less than 81 years old for medical issue, 76 years old for simplified issue, and 71 years old for guaranteed issue underwriting classes. Medical and simplified issue policies may require medical exams and further information before the proposed application is approved. Availability of guaranteed issue policies must be pre-approved based on information you provide on a master application along with specific requirements which must be met by all members of the group of proposed Insureds. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A policy cannot be issued until the underwriting process has been completed to our satisfaction and we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an insured as a substandard risk, which will result in the charging of increased Monthly Cost of Insurance charges and/or flat extra charges.

    The Policy is designed for use only by an Owner who has an insurable interest in the life of the Insured. Under the applicable state law and for tax purposes, the Policy will not qualify as life insurance unless this insurable interest requirement is satisfied. You should consult with a qualified adviser to ensure that you have an insurable interest in the life of the Insured up to the full amount of the Death Benefit. You should consult with a qualified adviser when determining the Total Face Amount of the Policy and prior to undertaking any action or making any change that increases the Policy's Death Benefit.

    Pending approval of the application, any initial Premium will be held in our General Account. Upon approval of the application, your Policy on the life of the Insured will be issued to you, which will set forth your rights and our obligations. The Minimum Premium is due and payable as of the Issue Date. The Effective Date of Coverage for the Policy, which initially is the Investment Start Date, will be the later of the Issue Date, the date we approve the application for the Policy, or the date you pay a Premium equal to or in excess of the Minimum Premium. If an application is not approved, any Premium payment will be returned promptly.

FREE LOOK PERIOD


    Your Policy has a "Right to Return" provision, which gives you certain cancellation rights. If you are not satisfied with your Policy, you may return it by delivering or mailing it to our Principal Office or to the sales representative through whom you purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the "Free Look Period").



    A Policy returned under this provision will be deemed void as though it had never been applied for. You will receive a refund equal to the sum of (1) the difference between any Premium payments made, including fees and charges, and the amounts allocated to the Variable Account, (2) the value of the amounts allocated to the Variable Account on the date the cancellation request is received by the Company or the sales representative through whom you purchased the Policy, and (3) any fees or charges imposed on amounts allocated to the Variable Account. However, if your Policy provides for a full refund under its "Right to Return" provision, you will receive a refund of all Premium payments made, with no adjustment for investment experience.


    If your Policy provides for such a full refund during the Free Look Period, beginning on the Investment Start Date all Net Premium will be allocated to the VIP Money Market Sub-Account until the expiration of the Free Look Period, at which time your Account Value and future Net Premium will be allocated in accordance with your instructions. (See "PREMIUM PAYMENTS -- Allocation of Net Premium.")

                                PREMIUM PAYMENT

    The Policy is designed to offer you a wide range of Premium flexibility. In general, subject to the limits described below, you may choose the frequency and amount of Premium payments (your Premium pattern). The charges and deductions and Policy rights with respect to transfers, loans and partial surrenders remain the same regardless of the Premium pattern you choose. Your Premium pattern may affect whether the Policy is treated as a Modified Endowment Contract, which can cause Policy distributions and loans to be subject to tax. (See "FEDERAL TAX STATUS -- Taxation of Policy Proceeds.")

    All Premium payments are payable to us, and should be mailed to our Principal Office.

PLANNED PERIODIC PREMIUMS


    While you are not required to make Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our Premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic Premium at the beginning of each billing period unless reminder notices have been suspended as described below. However, you are not required to pay the planned periodic Premium; you may increase or decrease Premium payments, subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if Premiums are not being paid (except for notices in connection with the grace period (see "ACCOUNT VALUE -- Grace Period")). We will notify you prior to suspending reminder notices.


GENERAL PREMIUM LIMIT

    We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 without our consent, although we will accept a smaller Premium payment if it is necessary to keep your Policy in force. We reserve the right not to accept a Premium payment that causes the Base Death Benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept such a Premium. Moreover, you should consult with a qualified adviser concerning whether such a Premium causes the Death Benefit to exceed your insurable interest in the Insured. (See "THE POLICY -- Application and Issuance of a Policy.")

TAX LIMITS ON PREMIUM PAYMENTS


    If the death benefit compliance test you have specified is the Guideline Premium Test (see "DEATH BENEFIT -- Death Benefit Compliance Test"), we will not accept Premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under that test. The maximum Premium limit for each year is the largest Premium that can be paid such that the sum of all Premiums paid will not exceed the limitations referred to in Section 7702 of the Internal Revenue Code, or any successor provision. Maximum Premium limits for each year (based on reasonable industry interpretations) will be shown in your annual report. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you. No such maximum Premium limitations apply under the Cash Value Accumulation Test.


ALLOCATION OF NET PREMIUM


    The Net Premium is the amount you pay as the Premium less the Expense Charges Applied to Premium. In general, Net Premium will be allocated to the Sub-Accounts in accordance with the allocation percentages specified by you, subject to special provisions applicable during the Free Look Period. (See "THE POLICY -- Free Look Period.") Your initial allocation of Net Premium will be specified in the application. There are no limitations concerning the number of Sub-Accounts to which Net Premium may be allocated, although the minimum allocation for any Sub-Account to which you choose to allocate Account Value is 5% of Net Premium, and percentages must be in whole numbers.



    You may change the allocation of future Net Premium at any time pursuant to written or telephone request to the Service Center. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requirements that you identify yourself by name and identify a personal identification number. For additional protection, all changes in allocation percentages by telephone may be recorded. An allocation change will be effective as of the date the Service Center receives the request for that change. The Policy also permits certain transfers of Account Value among Sub-Accounts. (See "ACCOUNT VALUE -- Transfer Privileges.")


MODIFIED ENDOWMENT CONTRACTS

    Federal income tax law provides special rules for the income taxation of proceeds from life insurance policies that are defined as "Modified Endowment Contracts." If your Policy is a Modified Endowment Contract, some or all of the Policy loans, surrenders, partial surrenders and other distributions under the Policy will likely be taxable and subject to an additional 10% tax. Whether your Policy is a Modified Endowment Contract depends primarily upon whether you have paid Premiums in excess of a prescribed "7-pay" limit or undertaken other actions with respect to the Policy. For further discussion of this determination and the rules that will apply, see "FEDERAL TAX STATUS -- Taxation of Policy Proceeds."


    At the time a Premium is received that would, in our opinion, cause the Policy to become a Modified Endowment Contract based on reasonable industry interpretations, the Company will so notify the Owner and will not credit the Premium unless it has received specific instructions from the Owner to do so. If such instructions are not received within 24 hours of the date we send notification to the Owner, the Premium will be immediately returned.


                                 DEATH BENEFIT

DEATH BENEFIT COMPLIANCE TEST

    The Policy must satisfy either of two death benefit compliance tests in order to qualify as life insurance under Section 7702 of the Internal Revenue
Code: the Cash Value Accumulation Test or the Guideline Premium Test. Each test effectively requires that the Policy's Death Benefit must always be equal to or greater than the Account Value multiplied by a certain percentage (the "Death Benefit Percentage"). Thus, the Policy has been structured so that your Base Death Benefit may increase above your Specified Face Amount in order to comply with the applicable test. The Death Benefit Percentage for the Guideline Premium

Test varies only by age. The Death Benefit Percentage for the Cash Value Accumulation Test varies by age and sex. As a general matter, the Death Benefit Percentages for the Guideline Premium Test are lower than those for the Cash Value Accumulation Test. The Guideline Premium Test also imposes maximum Premium limits whereas the Cash Value Accumulation Test does not.

    You must select and specify one of the two death benefit compliance tests in your application. Once your policy is issued, you may not change this selection. In general, where maximum accumulation of Account Value during the initial Policy Years is a primary objective, the Cash Value Accumulation Test is more appropriate. Where your primary objective is the most economically efficient method of obtaining a specified amount of coverage, the Guideline Premium Test is generally more appropriate. Since your selection of the death benefit compliance test depends on complex factors and may not be changed, you should consult with a qualified tax adviser before making this election.

DEATH BENEFIT OPTIONS

    The Policy provides the following two death benefit options for determining the Base Death Benefit. You must select and specify one of the two death benefit options in your application. You may change your death benefit option in the manner described below.

    Option A -- Specified Face Amount. The Base Death Benefit is the greater of the Specified Face Amount, or the Account Value multiplied by the applicable Death Benefit Percentage.

    Option B -- Specified Face Amount Plus Account Value. The Base Death Benefit is the greater of the Specified Face Amount plus the Account Value, or the Account Value multiplied by the applicable Death Benefit Percentage. Option B is not available if the death benefit compliance test is the Cash Value Accumulation Test.

    At any time the Base Death Benefit is defined as the Account Value multiplied by the applicable Death Benefit Percentage, and the Base Death Benefit less the Account Value exceeds the Total Face Amount, we reserve the right to distribute Account Value to you as a partial surrender to the extent necessary so that the Base Death Benefit less the Account Value equals the Total Face Amount. You will not have the option of providing evidence of insurability to maintain your level of death benefit.

BENEFITS AT DEATH


    The Policy Proceeds will be paid as they become due upon the death of the Insured prior to Maturity. We will make payment when we receive Due Proof of that death. The Policy Proceeds equal the amount of the Base Death Benefit decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any APB Rider Death Benefit and any other supplemental benefits. The Death Benefit used to determine Policy Proceeds is based on the Specified Face Amount, Total Face Amount and Account Value in effect, on the date of death.


CHANGES IN THE DEATH BENEFIT OPTION

    If the death benefit compliance test you have chosen is the Guideline Premium Test, you may change the death benefit option either from Option A to Option B, or from Option B to Option A. If the death benefit compliance test you have chosen is the Cash Value Accumulation Test, only Option A is available, and you may not change to Option B. Changes in the death benefit option are subject to our underwriting rules in effect at the time of change. Requests for a change must be made in writing to our Service Center. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

    If the death benefit option change is from Option B to Option A, the Specified Face Amount will be increased by the Account Value. If the death benefit option change is from Option A to Option B, the Specified Face Amount will be reduced by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change in death benefit option will affect the determination of the Base Death Benefit from that point on. Under the Guideline Premium Test, a change in death benefit option could cause total Premiums theretofore paid to exceed the maximum premium limitation determined under the test. The change also could reduce the maximum premium limitation for future Premium payments. If the change results in total Premiums paid exceeding the maximum premium limitation, the Company will require you to undertake a partial surrender of the Policy (see "DEATH BENEFIT -- Partial Surrender" and "FEDERAL TAX STATUS -- Taxation of Policy Proceeds"). You should consult a qualified tax adviser prior to changing the death benefit option.

APB RIDER


    The Policy can be issued with an APB Rider, which provides life insurance coverage, annually renewable to Attained Age 100, on the life of the Insured. The amount of coverage under the APB Rider, the APB Rider Death Benefit, is initially the APB Rider Face Amount that you have the flexibility to specify in your Policy. Subsequently, the amount of the APB Rider Death Benefit is adjusted automatically by the Company; if the Base Death Benefit under the Policy exceeds the Specified Face Amount (or for death benefit Option B, the Specified Face Amount plus Account Value) as a result of an increase in Account Value (see "DEATH BENEFIT -- Death Benefit Compliance Test"), the APB Rider Death Benefit will be reduced by an equivalent amount, under the formula set forth below.


    The APB Rider Death Benefit is the greater of zero or the result of (a) less
(b) where:

        (a) is the APB Rider Face Amount, and

        (b) is the excess, if any, of the Base Death Benefit over

            - the Specified Face Amount for death benefit Option A policies, or

            - the Specified Face Amount plus the Account Value for death benefit
              Option B policies.


    The cost of the APB Rider is included in the Monthly Cost of Insurance deduction. (See "CHARGES, DEDUCTIONS AND REFUNDS -- Monthly Cost of Insurance.") Two otherwise identical policies with the same Total Face Amount will have different Target Premiums depending on the mixture of Specified Face Amount and APB Rider Face Amount. The policy with more APB Rider will have lower Target Premium (see "DEFINITIONS -- Target Premium") and consequently, lower sales load deductions (see "CHARGES, DEDUCTIONS AND REFUNDS"); however, conversion rights do not apply to the APB Rider (see "GENERAL PROVISIONS -- Conversion") and guaranteed maximum cost of insurance rates associated with the APB Rider Death Benefit exceed those associated with the Base Death Benefit (see"CHARGES, DEDUCTIONS AND REFUNDS -- Monthly Cost of Insurance").


    An APB Rider will terminate on the earliest of the following dates: (1) receipt of your written request for termination, (2) lapse of the Policy because of insufficient value, or (3) termination of the Policy.

MINIMUM FACE AMOUNT

    The sum of the Specified Face Amount and the APB Rider Face Amount, the Total Face Amount, generally must be at least equal to a minimum of $50,000, of which the Specified Face Amount must be at least equal to a minimum of $5,000. The Company reserves the right to waive these minimums and also reserves the right to offer the Policy only in conjunction with an APB Rider with a certain APB Rider Face Amount.

CHANGES IN FACE AMOUNT

    After the end of the first Policy Year, you may change the Specified Face Amount and, if it is part of the Policy, the APB Rider Face Amount. Unless you specify otherwise, a change in the Policy's Total Face Amount will first be applied, to the extent possible, to the APB Rider Face Amount. You must send your request for a change to our Service Center, in writing. The Effective Date of Coverage for changes is:

    - for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase, and

    - for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

DECREASES IN FACE AMOUNT

    The Specified Face Amount may not decrease to less than the minimum Specified Face Amount. A decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Policy's Total Face Amount to an amount less than the minimum Total Face Amount. A decrease in face amount will be applied to the initial face amount and to each increase in face amount in the following order:

    - first, to the most recent increase;

    - second, to the next most recent increases in reverse chronological order; and

    - finally, to the initial face amount.

    If you have chosen the Guideline Premium Test, a decrease in the Specified Face Amount or APB Rider Face Amount could cause total Premiums theretofore paid to exceed the maximum premium limitation determined under the test. The decrease also will reduce the maximum premium limitation for future Premium payments. If the decrease results in total Premiums paid exceeding the maximum premium limitation, the Company will require you to undertake a partial surrender of the Policy (see"DEATH BENEFIT -- Partial Surrender" and "FEDERAL TAX STATUS -- Taxation of Policy Proceeds"). You should consult a qualified tax adviser prior to decreasing the Specified Face Amount or APB Rider Face Amount.

INCREASES IN FACE AMOUNT

    An increase in the face amount is subject to our underwriting rules in effect at the time of the increase. You may be required to submit evidence of the Insured's insurability satisfactory to us. Moreover, you should consult with a qualified adviser concerning whether your insurable interest in the Insured will support such an increase. (See "THE POLICY -- Application and Issuance of a Policy.")

                                 ACCOUNT VALUE

    The Account Value is the sum of the amounts in each Sub-Account of the Variable Account with respect to your Policy, plus the amount of the Loan Account. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Percentage deductions, Monthly Expense Charges, Monthly Cost of Insurance charges, Policy loans and loan repayments, Partial Surrenders, fees, and the Net Investment Factor (determined as provided below) for the Sub-Accounts to which your Account Value is allocated.

    We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

    Amounts allocated to a Sub-Account will be used to purchase Units of the Sub-Account. Units are redeemed when you make partial surrenders, undertake Policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. The Unit Value for each Sub-Account was initially established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

    Transactions are processed on the date we receive a Premium at Our Principal Office or any acceptable written or telephonic request is received at the Service Center. If your Premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next subsequent Valuation Date.

ACCOUNT VALUE IN THE SUB-ACCOUNTS

    The Account Value attributable to each Sub-Account of the Variable Account on the Investment Start Date equals:

    - that portion of Net Premium received and allocated to the Sub-Account, less


    - the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, and

    - the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

    The Account Value attributable to each Sub-Account of the Variable Account on subsequent Valuation Dates is equal to:

    - the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account's Net Investment Factor, less the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

    - that portion of Net Premium received and allocated to the Sub-Account during the current Valuation Period,

    - any amounts transferred by you to the Sub-Account from another Sub-Account during the current Valuation Period,

    - that portion of any loan repayment allocated to the Sub-Account during the current Valuation Period, and


    - that portion of any interest credited on the Loan Account which is allocated to the Sub-Account during the current Valuation Period,


    less

    - any amounts transferred by you from the Sub-Account to another Sub-Account during the current Valuation Period,

    - that portion of any partial surrenders deducted from the Sub-Account during the current Valuation Period,

    - that portion of any Policy loan transferred from the Sub-Account to the Loan Account during the current Valuation Period,

    - if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy month just beginning charged to the Sub-Account,

    - if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy month just ending charged to the Sub-Account, and

    - if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the Sub-Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore your Account Value allocated to the Sub-Account may increase, decrease or remain the same.

    The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing (a) by (b) where

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the"ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law); and

    (b) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

ACCOUNT VALUE IN THE LOAN ACCOUNT

    The Account Value in the Loan Account is zero on the Investment Start Date.

    The Account Value in the Loan Account on any day after the Investment Start Date equals:

    - the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the "interest credited on Loan Account rate" of 4%,

    plus

    - any amount transferred from Sub-Accounts to the Loan Account for Policy loans requested on that day,

    less

    - any loan repayments made on that day, and

    - if that day is a Policy Anniversary, any amount transferred to the Sub-Accounts by which the Loan Account Value exceeds the outstanding Policy loan.

TRANSFER PRIVILEGES


    Subject to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, including those set forth in the Policy, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. We will make transfers pursuant to an authorized written or telephone request to the Service Center. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requirements that you identify yourself by name and identify a personal identification number. Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Sub-Account's value at the time the request is received.


    These transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. In addition, transfer privileges are subject to any restrictions that may be imposed by the Funds.

SURRENDER

    You may surrender the Policy for the Cash Surrender Value at any time. The Cash Surrender Value is the Account Value, decreased by the balance of any outstanding Policy Debt, increased by the Sales Load Refund at Surrender, if any.

PARTIAL SURRENDER

    You may make a Partial Surrender of the Policy once each Policy Year after the first Policy Year by written request to the Service Center. The maximum amount of any Partial Surrender is the Account Value decreased by the balance of any outstanding Policy Debt. Unless you provide evidence satisfactory to us that the Insured is still an acceptable risk based on our underwriting limits and standards, the Total Face Amount will be reduced to the extent necessary so that:

    - the Death Benefit less the Account Value immediately after the Partial Surrender, does not exceed

    - the Death Benefit less the Account Value immediately before the Partial Surrender.

    If you provide such evidence, you will have the option of keeping the Death Benefit equal to what it was immediately prior to the Partial Surrender. The Specified Face Amount remaining in force after the Partial Surrender must be no lower than the minimum Specified Face Amount. A Partial Surrender may not decrease the Policy's Total Face Amount to an amount less than the minimum Total Face Amount.

ALLOCATION OF PARTIAL SURRENDER

    You may allocate the Partial Surrender among the Sub-Accounts of the Variable Account. If you do not specify the allocation, then the Partial Surrender will be allocated among the Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts on the date of Partial Surrender.

INSUFFICIENT VALUE

    If, on a Valuation Date, the Account Value less the outstanding Policy Debt is less than or equal to zero, then the Policy will terminate for no value, subject to the grace period.

GRACE PERIOD

    If, on a Valuation Date, your Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium that is sufficient to cover the deductions from the Account Value. These deductions include the Monthly Cost of Insurance, the Monthly Expense Charge and the Daily Risk Percentage charge. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the Premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then any overdue Monthly Cost of Insurance and Monthly Expense Charge will be deducted from the amount payable by us.

                        CHARGES, DEDUCTIONS AND REFUNDS

EXPENSE CHARGES DEDUCTED AS A PERCENT OF PREMIUM

    The Expense Charges Applied to Premium will be the sum of the charges for premium tax, the federal deferred acquisition cost ("DAC") tax, and the applicable sales load rates. The Expense Charges Applied to Premium are multiplied by each Premium you pay and the result will be deducted from the Premium payment.

    All states and a few cities and municipalities impose taxes on premiums paid for life insurance. These charges vary from 2% to 4% of premium in most states, depending on the state of residence of the Owner (Kentucky currently charges a tax of 7% of premium). The premium tax percentage rate charged against the Premium on your Policy will be determined from time to time and will equal the rate we expect to pay for premium taxes in your state of residence. In no event will the premium tax rate exceed 4%, except that for Kentucky Policy Owners, in no event will the premium tax rate exceed 9%. In the event your state of residence changes, the premium tax rate will be adjusted to reflect the rate for the new state of residence.

    We also make a deduction of 1.25% of Premium, which is the rate approximately equal to our expenses in paying federal DAC taxes associated with the Policies. The charge for DAC tax expenses is guaranteed not to exceed this rate.

    A sales load rate of 8.75% is deducted from Premium paid up to Target Premium for each of the first seven Policy Years. A sales load rate of 2.25% is deducted from Premium paid in excess of Target Premium for each of the first seven Policy Years. The amount of Target Premium is specified in your Policy. All Premium paid in a Policy Year is aggregated to determine which portion of a Premium exceeds Target Premium. There is no sales load imposed after the seventh Policy Year. The sales load rates are guaranteed not to exceed these amounts. The sales load is designed primarily to compensate us for a portion of the expenses incurred in distributing the Policy, including agent compensation, the cost of prospectuses, and advertising. We may reduce or waive the sales load for certain group or sponsored arrangements or corporate purchasers. (See "CHARGES, DEDUCTIONS, AND REFUNDS -- Reduction of Charges.")

SALES LOAD REFUND AT SURRENDER

    If you surrender your Policy during the first three Policy Years, a portion of the sales load charged against the Premium payments made in the Policy Year of surrender will be refunded. We will refund 6% of Premium paid up to Target Premium, and the entire sales load charged against Premium paid in excess of Target Premium. The refund only applies to Premiums paid in the Policy Year of surrender (rather than applying to Premiums paid since issue). This refund is not available for partial surrenders or Policy loans. There is no refund for surrenders occurring after the third Policy Year.

EXPENSE CHARGES DEDUCTED AS A PERCENT OF ASSETS


    We deduct a daily charge from the assets of the Variable Account for mortality and expense risks we assume in connection with the Policy. The amount of the daily charge is the Daily Risk Percentage multiplied by the net asset value of the Variable Account. The Daily Risk Percentage will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes. During the first ten Policy Years, the Daily Risk Percentage is currently .0020471%, which is equivalent to an annual rate of 0.75%; beginning in the eleventh Policy Year, the Daily Rate Percentage decreases to .0009572%, which is equivalent to an annual rate of 0.35%. In no event will the Daily Risk Percentage exceed .0024548%, which is equivalent to an annual rate of .90%.



    The Company does not take any federal, state or local taxes into account when determining the Net Investment Factor (see "FEDERAL TAX STATUS -- Tax Treatment of the Company and the Variable Account"). We reserve the right to impose charges for such taxes.



EXPENSES OF THE UNDERLYING FUNDS



    Because the Variable Account purchases shares of the Funds, your Account Value will reflect investment management fees and other expenses incurred by the Funds. The following table illustrates these fees and expenses paid by each of the Portfolios of Funds as a percentage of average net assets based on information for the year ended December 31, 1995, except as indicated. These fees and expenses are more fully described in the accompanying prospectuses. The data with respect to the Funds' annual expenses have been provided to us by the Funds. We have not independently verified such data.



                                   FEE TABLE
       Annual Fund Expenses (as a percentage of Fund average net assets)



                                                                                            TOTAL ANNUAL
                                                         MANAGEMENT FEES   OTHER EXPENSES     EXPENSES
                                                         ---------------   --------------   ------------
MFS/Sun Life Capital Appreciation Series                      0.75%             0.08%           0.83%
MFS/Sun Life Emerging Growth Series                           0.75%             0.25%           1.00%
MFS/Sun Life Government Securities Series                     0.55%             0.08%           0.63%
MFS/Sun Life Total Return Series                              0.70%             0.06%           0.76%
MFS/Sun Life World Growth Series                              0.75%             0.32%           1.07%
Fidelity VIP II Contrafund Portfolio                          0.61%             0.11%           0.72%(1)
Fidelity VIP Equity-Income Portfolio                          0.51%             0.10%           0.61%
Fidelity VIP Growth Portfolio                                 0.61%             0.09%           0.70%
Fidelity VIP High Income Portfolio                            0.60%             0.11%           0.71%(1)
Fidelity VIP II Index 500 Portfolio                           0.00%             0.28%           0.28%(2)
Fidelity VIP Money Market Portfolio                           0.24%             0.09%           0.33%
Neuberger & Berman AMT Limited Maturity Bond Portfolio        0.65%             0.10%           0.75%
Neuberger & Berman AMT Partners Porfolio                      0.85%             0.30%           1.15%
JPM Bond Portfolio                                            0.30%             0.45%           0.75%(3)
JPM Equity Portfolio                                          0.40%             0.50%           0.90%(3)
JPM Small Company Portfolio                                   0.60%             0.55%           1.15%(3)
Templeton Stock Fund                                          0.47%             0.19%           0.66%(4)


----------

(1)A portion of the brokerage commissions the Fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been 0.71% for the High Income Portfolio (brokerage commissions were paid, but the ratio was not affected) and 0.73% for the Contrafund Portfolio.


(2) The Fund's expenses were voluntarily reduced by the Fund's investment adviser. Absent reimbursement, management fees, other expenses, and total expenses would have been 0.28%, 0.19% and 0.47%, respectively.

(3) This information reflects current fees and expenses, restated to reflect an agreement by Morgan Guaranty Trust Company of New York, an affiliate of the adviser, to reimburse the Fund to the extent certain expenses exceed in any fiscal year 0.75%, 0.90% and 1.15% of the average daily net assets of JPM Bond Portfolio, JPM Equity Portfolio and JPM Small Company Portfolio, respectively.


(4) On December 3, 1996, the Fund's Board of Trustees approved a new investment management agreement (the "Proposed Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"), subject to shareholder approval. Shareholders of record as of the close of business on December 9, 1996 are entitled to vote at the February 10, 1997 shareholders' meeting. The Proposed Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion (based on average daily net assets of the Fund). The net asset value of the Fund was $644,448,634 as of December 31, 1996. If approved by the shareholders, the Proposed Agreement would be effective on May 1, 1997. Any investments in the Fund prior to May 1, 1997 will be affected after May 1, 1997 by the increased investment advisory fee if the proposed agreement is approved by the shareholders.


EXPENSE CHARGES DEDUCTED ON A PER POLICY BASIS

    We deduct a Monthly Expense Charge of $13.75 at the beginning of each month during the first Policy Year and $7.50 for months thereafter. The Monthly Expense Charge will be determined from time to time based on our expectations of future expenses. However, the Monthly Expense Charge will not be greater than $13.75 in any Policy month. This charge is designed to reimburse us for actual administrative costs we incur, and we do not expect to make a profit from this charge. The Monthly Expense Charge deduction will be allocated among Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts immediately prior to the deduction.

MONTHLY COST OF INSURANCE


    We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. If you surrender your Policy on any day other than a Monthly Anniversary Day, a pro-rata charge will be made. The Monthly Cost of Insurance deduction will be allocated among Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts immediately prior to the deduction.


    The Monthly Cost of Insurance deduction is the sum of

    - the monthly cost of insurance rate (described below )multiplied by the Net Amount at Risk (as defined below) divided by 1000; the "Net Amount at Risk" equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

    - the monthly cost of insurance rate for the APB Rider Death Benefit, if any, times the APB Rider Death Benefit divided by 1000;

    - the monthly rider cost for any other riders that are a part of the Policy;

    - the flat extra, if any, specified in the Policy, times the Total Face Amount divided by 1000.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

    The monthly cost of insurance rates are based on the length of time the Policy has been in force and the Insured's sex (in the case of Non-Unisex Policies), Issue Age, Class and table rating, if any. The monthly cost of insurance rates for the Base Death Benefit and the APB Rider Death Benefit are currently the same but may differ in the future. The monthly cost of insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. However, the maximum monthly cost of insurance rates for the Base Death Benefit for Insureds that are not rated substandard risks will not exceed the monthly rates based on the 1980 CSO Mortality Tables A (for male and unisex) and G (for females). Generally, the maximum monthly cost of insurance rates for the APB Rider Death Benefit for Insureds that are not rated substandard risks will not exceed 125% of the monthly rates based on the 1980 CSO Mortality Tables A (for male and unisex) and G (for females). Monthly cost of insurance rates for Classes with substandard risk ratings are based on multiples of these tables. Flat extras apply only with respect to certain types of substandard risk Classes, and, if applicable, will be specified in your Policy.

REDUCTION OF CHARGES

    We reserve the right to reduce any of the charges and deductions described in this section in connection with the sale of any Policy when it is expected that the nature of the sale will result in savings of costs underlying the charge or deduction. We will determine the propriety and amount of the reduction in our discretion. We may modify the qualification requirements that enable a sale to receive such a reduction as experience is gained. Any such reduction will not be unfairly discriminatory against the interests of any Policy Owner.

                                  POLICY LOANS

    You may request a Policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the Policy loan is made. Account Value equal to the amount of the Policy loan will be transferred from the Sub-Accounts to the Loan Account on the date the Policy loan is made. You may allocate the Policy loan among the Sub-Accounts. If you do not specify the allocation, then the Policy loan will be allocated among the Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the aggregate Account Value of all Sub-Accounts immediately prior to the loan.

    Interest on the Policy loan will accrue daily at the Policy loan interest rate of 5% in Policy Years one through ten and 4.25% thereafter. This interest shall be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional Policy loan and will bear interest at the same rate and in the same manner as the prior Policy loan.

    All funds we receive from you will be credited to your Policy as Premium unless we have received written notice, in form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the Policy loan will be transferred from the Loan Account to the Sub-Accounts. You may allocate the loan repayment among the Sub-Accounts. If you do not specify the allocation, then the loan repayment will be allocated among the Sub-Accounts in the same proportion that the Account Value of each Sub-Account bears to the total Account Value less the Loan Account immediately prior to the loan repayment.

                               GENERAL PROVISIONS

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


    Shares of any or all of the Portfolios may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open end investment companies or unit investment trusts may be substituted both for Portfolio shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved, if required, by the Securities and Exchange Commission. In addition, the investment policy of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act pursuant to this provision, we may make appropriate amendment to the Policy to reflect the substitution.


ALTERATION


    Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary, or one of our vice presidents.

ASSIGNMENTS

    During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Service Center and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before it was received by us at our Service Center. We are not responsible for the validity or legal effect of any assignment.

CHANGE IN THE OPERATION OF THE VARIABLE ACCOUNT

    At our election, and subject to any necessary vote by those having voting rights, the Variable Account may be operated as a unit investment trust or a management company under the Investment Company Act of 1940. It is currently registered as an investment company under the Investment Company Act of 1940 and may be deregistered in the event registration is no longer required. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate amendment to the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

CONVERSION


    You may convert the Policy into a flexible premium universal life policy offered by Sun Life Assurance Company of Canada during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as your Policy. The new policy will be issued with the same Class and rating as the Policy without evidence of the insured's insurability. The conversion provision does not apply to the APB Rider, if any, or to any supplemental benefits that may be attached to the Policy. Riders or supplemental benefits will terminate automatically when the Policy is converted.


DEFERRAL OF PAYMENT

    We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender, or Policy loan may be postponed whenever:

    - the New York Stock Exchange ("NYSE") is closed, other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted,

    - the Securities and Exchange Commission, by order, permits postponement for the protection of Policy Owners, or

    - an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

ENTIRE CONTRACT

    The entire contract with us consists of the Policy, including the Application and any attached copies of supplemental applications for increases in the face amount. Any illustrations prepared in connection with the Policy do NOT form a part of our contract with you and are intended solely to provide information about possible future performance, based solely on data available at the time such illustrations are prepared.

ILLUSTRATIONS

    Upon request, we will provide you with an illustration of future Account Value and Death Benefits. This illustration will be furnished to you for a nominal fee not to exceed $25.

INCONTESTABILITY

    All statements made in the Application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over Premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of

Premiums in accordance with the Insufficient Value provision. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase. Any increase in Base Death Benefit over Premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.


MATURITY

    If the Insured is living and the Policy is in force on the date of Maturity, the Cash Surrender Value is payable to you. It is possible that insurance coverage may not continue to Maturity, even if planned periodic Premiums are paid in a timely manner.

MISSTATEMENT OF AGE OR SEX (NON-UNISEX POLICY)

    If the age or (in the case of a Non-Unisex Policy) sex of the Insured is stated incorrectly in the Application, the amounts payable by us will be adjusted as follows:


    - Misstatement discovered at death: The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or (for a Non-Unisex Policy) sex.


    - Misstatement discovered prior to death: The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or (for a Non-Unisex Policy) sex.

MODIFICATION

    Upon notice to you, we may modify the Policy if such modification:

    - is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject, or

    - is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy, or

    - is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts, or

    - adds, deletes or otherwise changes Sub-Account options.


We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.


NONPARTICIPATING

    The Policy does not pay dividends.

PROCEDURE

    You do not need the consent of a Beneficiary or a contingent Owner in order to exercise any of your rights. However, you must give us written notice of the requested action. The request must be filed at our Service Center and must be in written form satisfactory to us. Your request will then, except as otherwise specified in the Policy, be effective as of the date you signed the form, subject to any action taken before it was received by us at our Service Center.

REPORT TO OWNER

    We will send you a report at least once each Policy Year. The report will show current Policy values, Premiums paid, and deductions made since the last report. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

RIGHTS OF BENEFICIARY

    The Beneficiary has no rights in the Policy until the death of the Insured. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Policy Proceeds as they become due.

RIGHTS OF OWNER

    While the Insured is alive, unless you have assigned any of these rights, you may:

    - transfer ownership to a new Owner;

    - name a contingent Owner who will automatically become the Owner of the Policy if you die before the Insured;

    - change or revoke a contingent Owner;

    - change or revoke a Beneficiary;

    - exercise all other rights in the Policy;

    - increase or decrease the Specified Face Amount or APB Rider Face Amount, subject to the provisions of the Policy;

    - change the death benefit option, subject to the provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent Owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent Owner designation.

SPLITTING UNITS

    We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

SUICIDE


    In most states, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to you the Premiums paid, less the amount of any Policy Debt and any Partial Surrenders.


TERMINATION

    The Policy terminates on the earlier of the date we receive your request to surrender, the expiration date of the grace period (see "Account Value -- Grace Period"), the date of death of the Insured, or the date of Maturity.

VOTING RIGHTS

    To the extent required by law, we will vote shares of the Funds held by each Sub-Account in accordance with instructions received from Policy Owners with Account Value allocated to the relevant Sub-Account. Each person having a voting interest will be provided with proxy materials of the relevant Fund together with an appropriate form with which to give us voting instructions. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account who furnish us with voting instructions. We will also vote shares held in the Separate Account that we own and which are not attributable to Policies in the same proportion.

    We will determine the number of votes as to which you have the right to give voting instructions as of the record date established for the relevant Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund in which the assets of the Sub-Account are invested.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as
(1) to cause a change in the subclassification or investment objective of one or more of the Funds; or (2) to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment advisor or principal underwriter initiated by Policy Owners or the Board of Trustees/Directors any of the Funds. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Fund. In the event we disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policy Owners.

    If the Investment Company Act of 1940 or any rules thereunder should be amended or if the present interpretation of the Investment Company Act of 1940 or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, we reserve the right to do so.

                          DISTRIBUTION OF THE POLICIES

    The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the General Distributor, Sun Investment Services Company ("Sun Investment"). Sun Investment is a corporation organized under the laws of Delaware on August 6, 1970, and is a wholly-owned subsidiary of the Company. Sun Investment is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the NASD. As such, it serves as the principal underwriter for the Policies. Sun Investment is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

    The maximum commission payable by us will be 15% of Premium in the first Policy Year and 9% of Premium in Policy Years two through seven. A maximum commission rate of 0.10% of Account Value in the Sub-Accounts for Policy Years one through seven and 0.20% of Account Value in the Sub-Accounts thereafter may also be paid.

    We may also pay expense allowances, bonuses, and training allowances. Registered representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

                         OTHER CONTRACTUAL ARRANGEMENTS

ADMINISTRATION

    We have entered into a contract with Andesa TPA, Inc. (1605 N. Cedar Crest Blvd., Suite 502, Allentown, Pennsylvania, 18104-2351) under which Andesa TPA, Inc. has agreed to perform certain administrative functions relating to the Policies and the Variable Account. These functions include, among other things, maintaining records of the name, address, taxpayer identification number, Policy number and Account Value of each Policy and other pertinent information necessary for the administration of the Policies. Andesa TPA, Inc. is not an affiliate of the Company.

CUSTODIAN

    We are the custodian of the assets of the Variable Account. We will purchase shares in connection with amounts allocated to the Sub-Accounts in accordance with the instructions of the Owner, redeem shares for the purposes of meeting the contractual obligations of the Variable Account and pay charges relative to the Variable Account. The shares of the Funds purchased by the Variable Account, to the extent represented by separate certificates, will be kept physically segregated and held separate from the assets of our General Account or any other separate account.

REINSURANCE

    We intend to reinsure a portion of the risks assumed under the Policies. You will not have any rights against the reinsurer(s); we remain fully liable for the benefits under the Policy.

                               FEDERAL TAX STATUS

    The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax laws and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of life insurance contracts, and such legislation -- as well as any new judicial or administrative interpretation of federal income tax law-could be applied retroactively. Also, because the Internal Revenue Code of 1986, as amended (the "Code"), is not in force in the Commonwealth of Puerto Rico, some references in this discussion will not apply to Policies issued in Puerto Rico. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY REPRESENTATION OR PROVIDE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY POLICY OR ANY TRANSACTION INVOLVING THE POLICIES.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under Subchapter L of the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

    Taxes paid or reserved for by the Company that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which affects your Account Value (see "ACCOUNT VALUE -- Net Investment Factor). Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent that it is applied to increase reserves under the Policy, is not taxable to the Company. Similarly, no significant state or local income taxes are attributable to the earnings of the Variable Account. Therefore, the Company currently does not take any federal, state or local taxes into account when determining the Net Investment Factor. The Company may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, a change in the Company's tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

TAXATION OF POLICY PROCEEDS

    Section 7702 of the Code provides that, if certain tests are met, a life insurance policy will be treated as a life insurance contract for tax purposes. Provided that the Owner has an insurable interest in the Insured, the Company believes that the Policy meets these tests, and hence should receive the same federal income tax treatment as a fixed life insurance contract. As such: (1) the Death Benefit will be eligible for exclusion from the gross income of the Beneficiary under Section 101 of the Code; and (2) the Owner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts, under the Policy until actual receipt thereof. CORPORATE OWNERS, HOWEVER, MIGHT BE SUBJECT TO ALTERNATIVE MINIMUM TAX ON THE ANNUAL INCREASES IN CASH SURRENDER VALUES AND ON THE DEATH BENEFIT.

    To qualify as a life insurance contract under Section 7702 of the Code, the Policy must satisfy certain actuarial requirements. Section 7702 specifies that the required actuarial calculations be based on mortality charges that meet the reasonable mortality charge requirements set forth in the Code, and other charges reasonably expected to be actually paid. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although the Company believes that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, it cannot offer complete assurance. It is possible that future regulations will contain standards that would require the Company to modify the mortality and other charges used in the calculations, and the Company reserves the right to make any such modifications.

    For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the diversification rules found in Code Section 817 and the regulations promulgated thereunder. The Company believes that the Variable Account complies with the diversification requirements prescribed by Treas. Reg. Section 1.817-5. When these regulations were proposed, the preamble to the regulations stated that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as a life insurance contract for tax purposes if the owner has excessive control over the investments underlying the contract. Although the Company believes that the Owner does not have excessive control over the assets underlying the Policy, it cannot offer complete assurance prior to the issuance of such guidelines, which may have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Policy or the Variable Account) necessary to comply with the guidelines.

    Upon the complete surrender or lapse of a Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the Owner's Investment in the Policy (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible.

    For purposes of the preceding paragraph and the following paragraphs, the term Investment in the Policy means (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under a Policy which is excluded from gross income of the Owner (other than loan amounts), plus (iii) the amount of any loan from, or secured by,a Policy that is a Modified Endowment Contract (defined below) to the extent that such amount is included in the gross income of the Owner. The repayment of a Policy loan (or the payment of interest on a loan) does not affect Investment in the Policy.

    The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

    The Company has undertaken measures to prevent payment of a Premium from inadvertently causing the Policy to become a Modified Endowment Contract (see "PREMIUM PAYMENTS -- Modified Endowment Contracts"). In general, an Owner should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such transaction would cause the Policy to become a Modified Endowment Contract.

    Provided that a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the Owner's Investment in the Policy and then as a distribution of the Policy's inside buildup, which is subject to tax. (An exception to this general rule occurs in the case that a cash distribution is made in connection with certain reductions in the Death Benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and hence are not included in the gross income of the Owner.

    If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. These exceptions likely do not apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract.

    Because there are limits on the deductibility of policy loan interest, an Owner should consult a qualified tax adviser regarding the deducting of any Policy loan interest.

    An Owner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the Owner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid Policy loans) exceeds the Owner's Investment in the Policy.

    A transfer of the Policy, a change in the Owner, a change in the Beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the Owner transfers the Policy or designates a new Owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any Premiums and other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each Owner or Beneficiary.

                 THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

    The directors and principal officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations). Except as otherwise indicated, the directors and officers of the Company who are associated with Sun Life Assurance Company of Canada and/or its subsidiaries have been associated with Sun Life Assurance Company of Canada for more than five years either in the position shown or in other positions.

JOHN D. MCNEIL, 62, Chairman and Director (1982*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is Chairman and a Director of Sun Life Assurance Company of Canada and Sun Life Insurance and Annuity Company of New York; a Director of Massachusetts Financial Services Company; President and a Director of Sun Growth Variable Annuity Fund, Inc.; Chairman and a Trustee of MFS/Sun Life Series Trust; Chairman and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account; and a Director of Shell (Canada) Limited and Canadian Pacific, Ltd.


DONALD A. STEWART, 50, President and Director (1996*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9



    He is President and a Director of Sun Life Assurance Company of Canada, and Sun Life Insurance and Annuity Company of New York; and a Director of Massachusetts Casualty Insurance Company, Massachusetts Financial Services Company; and a Director of Spectrum United Holdings Inc., Sun Life Investment Management Limited; and Sun Life of Canada UK Holdings, plc.


DAVID D. HORN, 55, Senior Vice President and General Manager and Director (1970, 1985*)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Senior Vice President and General Manager for the United States of Sun Life Assurance Company of Canada; Chairman and President and a Director of Sun Investment Services Company; Senior Vice

---------
* Year elected director.

President and a Director of Sun Life Insurance and Annuity Company of New York; Vice President and a Director of Sun Growth Variable Annuity Fund, Inc.; President and a Director of Sun Benefit Services Company, Inc., Sun Canada Financial Co., and Sun Life Financial Services Limited; a Director of Sun Capital Advisers, Inc.; Chairman and a Director of Massachusetts Casualty Insurance Company; a Trustee of MFS/ Sun Life Series Trust; and a Member of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

ANGUS A. MACNAUGHTON, 65, Director (1985*)
Metro Tower, Suite 1170,
950 Tower Lane
Foster City, California 94404

    He is President of Genstar Investment Corporation and a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Canadian Pacific, Ltd., Stelco, Inc. and Varian Associates, Inc.

JOHN S. LANE, 61, Director (1991*)
150 King Street West
Toronto, Ontario, Canada M5H 1J9

    He is Senior Vice President, Investments of Sun Life Assurance Company of Canada; and a Director of Sun Investment Services Company, Sun Capital Advisers, Inc. and Sun Life Insurance and Annuity Company of New York.


RICHARD B. BAILEY, 69, Director (1983*)
500 Boylston Street
Boston, Massachusetts 02116


    He is a Director of Sun Life Insurance and Annuity Company of New York and a Director/Trustee of certain Funds in the MFS Family of Funds. Prior to October 1, 1991, he was Chairman and a Director of Massachusetts Financial Services Company.

A. KEITH BRODKIN, 61, Director (1990*)
500 Boylston Street
Boston, Massachusetts 02116

    He is Chairman and a Director of Massachusetts Financial Services Company; a Director of Sun Life Insurance and Annuity Company of New York; and a Director/Trustee and/or Officer of the Funds in the MFS Family of Funds.

M. COLYER CRUM, 64, Director (1986*)
Harvard Business School
Soldiers Field Road
Boston, Massachusetts 02163

    He is a Professor at the Harvard Business School; and a Director of Sun Life Assurance Company of Canada, Sun Life Insurance and Annuity Company of New York, Merrill Lynch Ready Assets Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Natural Resources Trust, Merrill Lynch U.S. Treasury Money Fund, MuniVest California Insured Fund, Inc., MuniVest Florida Fund, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund,Inc., MuniVest New York Insured Fund, Inc., MuniYield Florida Insured Fund, MuniYield Insured Fund II, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund III, Inc. and MuniYield Pennsylvania Fund.

---------
* Year elected director.

ROBERT A. BONNER, 52, Vice President, Pensions (1986)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181



    He is Vice President, Individual Insurance for the United States of Sun Life Assurance Company of Canada.



ROBERT E. MCGINNESS, 55, Vice President and Counsel (1983)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181



    He is Vice President and Chief Compliance Officer for the United States of Sun Life Assurance Company of Canada; Vice President and Counsel and a Director of Sun Investment Services Company and Sun Benefit Services Company, Inc.; Secretary and a Director of New London Trust, F.S.B.; and a Director of Massachusetts Casualty Insurance Company.


C. JAMES PRIEUR, 45, Vice President, Investments (1993)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Investments for the United States of Sun Life Assurance Company of Canada; Vice President, Investments of Sun Investment Services Company and Sun Life Insurance and Annuity Company of New York; and a Director of Sun Capital Advisers, Inc., New London Trust, F.S.B. and Sun Canada Financial Co.


S. CAESAR RABOY, 60, Senior Vice President and Deputy General Manager (1991) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181



    He is Senior Vice President and Deputy General Manager, Individual Insurance for the United States of Sun Life Assurance Company of Canada; Senior Vice President and Deputy General Manager of Sun Life Insurance and Annuity Company of New York; and Senior Vice President and Deputy General Manager and a Director of Sun Life Financial Services Limited. Prior to 1990 he was President and Chief Operating Officer of Connecticut Mutual Life Insurance Company.


ROBERT P. VROLYK, 43, Vice President and Actuary (1986)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Finance for the United States of Sun Life Assurance Company of Canada; Vice President, Controller and Actuary of Sun Life Annuity Company of New York; a Director of Massachusetts Casualty Insurance Company; and Vice President and a Director of Sun Canada Financial Co.


MARGARET SEARS MEAD, 46, Assistant Vice President and Secretary (1996) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181


    She is Assistant Vice President and Counsel for the Unites States of Sun Life Assurance Company of Canada and Secretary of Sun Life Insurance and Annuity Company of New York.

L. BROCK THOMSON, 55, Vice President and Treasurer (1974)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02181

    He is Vice President, Portfolio Management for the United States of Sun Life Assurance Company of Canada; Vice President and Treasurer of Sun Investment Services Company, Sun Capital Advisers, Inc., Sun Benefit Services Company, Inc. and Sun Life Insurance and Annuity Company of New York; and Assistant Treasurer of Massachusetts Casualty Insurance Company.

---------
* Year elected director.

    The directors, officers and employees of the Company are covered under a commercial blanket bond and a liability policy. The directors, officers and employees of Massachusetts Financial Services Company and Sun Investment Services Company are covered under a fidelity bond and errors and omissions policy.

    No shares of the Company are owned by any executive officer or director. The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada M5H 1J9.

                                STATE REGULATION


    The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.


    The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

    In addition, many states regulate affiliated groups of insurers, such as the Company, its parent and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.

    Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.


    Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.


                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. The Company and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to their respective total assets or material with respect to the Variable Account.

                                 LEGAL MATTERS


    The organization of the Company, its authority to issue the Policies and the validity of the form of the Policies have been passed upon by Robert E. McGinness, Esq., Vice President and Counsel of the Company.

                                    EXPERTS



    Actuarial matters concerning the policy have been examined by John E. Coleman, FSA, MAAA, Product Officer for Corporate Markets of Sun Life Assurance Company of Canada, as stated in his opinion filed as an exhibit to the registration statement.


                                  ACCOUNTANTS


    The statement of condition of the Variable Account as of December 23, 1996 and the financial statements of the Company as of December 31, 1995 and 1994, and for the years ended December 31, 1995, 1994 and 1993 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                            REGISTRATION STATEMENTS

    A registration statement has been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement, to all of which reference is hereby made for further information concerning the Variable Account, the Company, MFS/Sun Life Series Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Neuberger & Berman Advisers Management Trust, JPM Series Trust II, Templeton Variable Products Series Fund, and the Policy. Statements found in this Prospectus as to the terms of the Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS


    The financial statements of the Company which are included in this Prospectus, should be considered only as bearing on the ability of the Company to meet its obligations with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the shares of the MFS Series Fund, VIP, VIP II, AMT, JPM, and TVPSF held in the Sub-Accounts of the Variable Account. The Variable Account value of the interests of Owners and Beneficiaries under the Policies is affected primarily by the investment results of those funds.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

STATEMENT OF CONDITION--DECEMBER 23, 1996

ASSETS:
  Investments in Fidelity Variable Insurance Products Fund:      Shares      Cost       Value
                                                                ---------  ---------  ---------
    Fidelity VIP Money Market Portfolio.......................    100,000  $ 100,000  $ 100,000
                                                                           ---------  ---------
        Net Assets............................................             $ 100,000  $ 100,000
                                                                           ---------  ---------
                                                                           ---------  ---------

NET ASSETS:

                                                                                        Value
                                                                                      ---------
   Net Assets Applicable to Sponsor...........................                        $ 100,000
                                                                                      ---------
        Net Assets............................................                        $ 100,000
                                                                                      ---------
                                                                                      ---------
    Value per Unit (10,000 units).............................                        $      10
                                                                                      ---------
                                                                                      ---------



                      SEE NOTES TO STATEMENT OF CONDITION.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G


NOTES TO STATEMENT OF CONDITION


1.  ORGANIZATION
Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.), the Sponsor, was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.


Net assets applicable to the Sponsor represent seed money provided by the Sponsor in exchange for units in the Variable Account.



The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of certain Portfolios of one of the following mutual funds as specified by the prospectus: MFS/Sun Life Series Trust, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Neuberger & Berman Advisers Management Trust, JPM Series Trust II and Templeton Variable Products Series Fund.


2.  SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATIONS--


Investments in shares of an investment portfolio of one of the mutual funds are recorded at their net asset value.


FEDERAL INCOME TAX STATUS--


The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately; the Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.



INDEPENDENT AUDITORS' REPORT



TO THE CONTRACT OWNERS PARTICIPATING IN SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
AND THE BOARD OF DIRECTORS OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):



We have audited the accompanying statement of condition of Sun Life of Canada (U.S.) Variable Account G (the "Variable Account") as of December 23, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation with the custodian of securities held for the Variable Account as of December 23, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statement presents fairly, in all material respects, the financial position of the Variable Account as of December 23, 1996 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 1997

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

BALANCE SHEETS


                                                                                 (UNAUDITED)    (SEE NOTE BELOW)
                                                                                SEPTEMBER 30,     DECEMBER 31,
                                                                                     1996             1995
                                                                                --------------  -----------------
                                                                                           (IN 000'S)
ASSETS
    Bonds                                                                        $  2,286,265    $     2,846,067
    Preferred stock                                                                         0              1,149
    Mortgage loans                                                                    994,222          1,066,911
    Investments in subsidiaries                                                       147,687            138,282
    Real estate                                                                        96,514             95,575
    Other invested assets                                                              47,139             38,387
    Policy loans                                                                       39,966             38,355
    Cash                                                                               (5,957)           (20,280)
    Investment income due and accrued                                                  47,704             62,720
    Funds withheld on reinsurance assumed                                             865,487            741,091
    Due from separate accounts                                                        201,814            148,675
    Other assets                                                                       61,549             26,346
                                                                                --------------  -----------------
    General account assets                                                          4,782,390          5,183,278
                                                                                --------------  -----------------
    Unitized separate account assets                                                6,412,150          5,275,808
    Non-unitized separate account assets                                            2,003,032          2,040,596
                                                                                --------------  -----------------
                                                                                 $ 13,197,572    $    12,499,682
                                                                                --------------  -----------------
                                                                                --------------  -----------------
LIABILITIES
    Policy reserves                                                              $  2,063,481    $     1,937,301
    Annuity and other deposits                                                      1,997,088          2,290,656
    Policy benefits in process of payment                                               3,484              5,884
    Accrued expenses and taxes                                                         56,300             44,114
    Other liabilities                                                                  56,030             36,082
    Due to (from) parent and affiliates--net                                            3,562              9,498
    Interest maintenance reserve                                                       26,716             25,217
    Asset valuation reserve                                                            54,300             42,099
                                                                                --------------  -----------------
    General account liabilities                                                     4,260,961          4,390,851
                                                                                --------------  -----------------
    Unitized separate account liabilities                                           6,412,125          5,275,783
    Non-unitized separate account liabilities                                       2,003,032          2,040,596
                                                                                --------------  -----------------
                                                                                   12,676,118         11,707,230
                                                                                --------------  -----------------
CAPITAL STOCK AND SURPLUS
    Capital Stock--Par value $1,000:
       Authorized 10,000 shares,
        issued and outstanding 5,900 shares                                             5,900              5,900
    Surplus                                                                           515,554            786,552
                                                                                --------------  -----------------
    Total capital stock and surplus                                                   521,454            792,452
                                                                                --------------  -----------------
                                                                                 $ 13,197,572    $    12,499,682
                                                                                --------------  -----------------
                                                                                --------------  -----------------


Note: The balance sheet at December 31, 1995 has been taken from the audited financial statements at that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

STATEMENTS OF OPERATIONS


                                             THREE MONTHS ENDED
                                               SEPTEMBER 30,
                                                 UNAUDITED
                                           ----------------------
                                              1996        1995
                                           ----------  ----------
                                                 (IN 000'S)
 INCOME
     Premiums and annuity considerations   $   60,473  $   70,663
     Annuity and other deposit funds           97,803     103,761
     Transfers to separate accounts--net      (31,581)       (852)
     Net investment income                     86,663      96,878
     Amortization of interest maintenance
      reserve                                     613        (125)
     Realized losses on investments            (2,884)       (361)
     Mortality and expense risk charges        21,194      15,981
     Other income--net                         13,848       7,608
                                           ----------  ----------
                                              246,129     293,553
 BENEFITS AND EXPENSES
     Increase (decrease) in liability for
      annuity and other deposit funds         (77,847)     30,216
     Increase in policy reserves               36,087      33,641
     Death, surrender benefits, and
      annuity payments                         48,742      51,526
     Annuity and other deposit fund
      withdrawals                             177,255     111,556
     Transfers to (from) non-unitized
      separate account                         (2,110)      3,655
                                           ----------  ----------
                                              182,127     230,594
     Operating expenses                         9,532       8,617
     Commissions                               30,943      24,759
     Dividends                                  6,188       3,887
     Taxes, licenses and fees                     672        (425)
                                           ----------  ----------
                                              229,462     267,432
     Net income from operations before
      surplus note interest and equity in
      income of subsidiaries                   16,667      26,121
     Surplus note interest                     (5,432)     (7,788)
                                           ----------  ----------
     Net income from operations before
      equity in income of subsidiaries
      and federal income tax                   11,235      18,333
     Equity in income of subsidiaries          23,474      19,593
     Federal income tax expense                (7,019)    (14,201)
                                           ----------  ----------
 NET INCOME                                $   27,690  $   23,725
                                           ----------  ----------
                                           ----------  ----------


                  SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

STATEMENTS OF OPERATIONS


                                             NINE MONTHS ENDED
                                               SEPTEMBER 30,
                                                 UNAUDITED
                                           ----------------------
                                              1996        1995
                                           ----------  ----------
                                                 (IN 000'S)
 INCOME
     Premiums and annuity considerations   $  200,672  $  199,730
     Annuity and other deposit funds          327,986     622,587
     Transfers from (to) separate
      accounts--net                           (89,323)     27,870
     Net investment income                    262,271     269,529
     Amortization of interest maintenance
      reserve                                     994         439
     Realized losses on investments            (4,325)     (2,421)
     Mortality and expense risk charges        59,490      44,046
     Other income--net                         53,959       7,605
                                           ----------  ----------
                                              811,724   1,169,385
 BENEFITS AND EXPENSES
     Increase (decrease) in liability for
      annuity and other deposit funds        (293,567)     41,351
     Increase in policy reserves              126,179     119,218
     Death, surrender benefits, and
      annuity payments                        141,416     139,547
     Annuity and other deposit fund
      withdrawals                             723,536     363,881
     Transfers to (from) non-unitized
      separate account                        (80,815)    337,203
                                           ----------  ----------
                                              616,749   1,001,200
     Operating expenses                        31,578      27,356
     Commissions                               93,938      82,694
     Dividends                                 19,480      16,598
     Taxes, licenses and fees                   2,145       4,537
                                           ----------  ----------
                                              763,890   1,132,385
     Net income from operations before
      surplus note interest and equity in
      income of subsidiaries                   47,834      37,000
     Surplus note interest                    (17,636)    (23,363)
                                           ----------  ----------
     Net income from operations before
      equity in income of subsidiaries
      and federal income tax                   30,198      13,637
     Equity in income of subsidiaries          61,068      40,259
     Federal income tax expense               (14,136)    (21,525)
                                           ----------  ----------
 NET INCOME                                $   77,130  $   32,371
                                           ----------  ----------
                                           ----------  ----------


                  SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
STATEMENTS OF CAPITAL STOCK AND SURPLUS


                                                                                 NINE MONTHS ENDED
                                                                                   SEPTEMBER 30,
                                                                                     UNAUDITED
                                                                               ----------------------
                                                                                  1996        1995
                                                                               ----------  ----------
                                                                                     (IN 000'S)

CAPITAL STOCK                                                                  $    5,900  $    5,900
PAID-IN SURPLUS                                                                   199,355     199,355
SURPLUS NOTES
    Balance, beginning of period                                                  650,000     335,000
    Paid during period                                                           (335,000)          0
                                                                               ----------  ----------
    Balance, end of period                                                        315,000     335,000
                                                                               ----------  ----------
UNASSIGNED SURPLUS
    Balance, beginning of period                                                  (62,801)    (84,767)
    Net income                                                                     77,130      32,371
    Change in non-admitted assets                                                    (877)     (2,435)
    Unrealized gains (losses) on real estate                                          (51)      1,096
    Change in and transfers of separate account surplus                                 0          (1)
    Change in asset valuation reserve                                             (12,202)     (7,990)
                                                                               ----------  ----------
    Balance, end of period                                                          1,199     (61,726)
                                                                               ----------  ----------
TOTAL SURPLUS                                                                     515,554     472,629
                                                                               ----------  ----------
TOTAL CAPITAL STOCK AND SURPLUS                                                $  521,454  $  478,529
                                                                               ----------  ----------
                                                                               ----------  ----------


                  SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
STATEMENTS OF CASH FLOWS


                                               NINE MONTHS ENDED
                                                 SEPTEMBER 30,
                                                   UNAUDITED
                                            ------------------------
                                               1996         1995
                                            -----------  -----------
                                                   (IN 000'S)
 Cash flows from operating activities:
     Net income from operations before
      surplus note interest and equity in
      income of subsidiaries                $    47,832  $    37,001
     Adjustments to reconcile net income
      from operations to net cash provided
      by (used in) operating activities:
     Increase (decrease) in liability for
      annuity and other deposit funds          (293,567)      41,351
     Increase in policy reserves                126,180      119,218
     Increase in investment income due and
      accrued                                    15,015          590
     Net accrual and amortization of
      discount and premium on investments         1,518        1,820
     Realized losses on investments               4,325        2,421
     Change in non-admitted assets                 (877)      (2,435)
     Change in funds withheld on
      reinsurance                              (124,396)    (121,103)
     Other                                       (8,532)     (12,626)
                                            -----------  -----------
 Net cash provided by (used in) operating
   activities                                  (232,502)      66,237
                                            -----------  -----------
 Cash flows from investing activities:
     Proceeds from sale and maturity of
      investments                               985,589    1,295,015
     Purchase of investments                   (624,195)  (1,288,636)
     Net change in short-term investments       211,770      (58,997)
     Investment in subsidiaries                  (1,000)
     Dividends from subsidiaries                 27,298       13,077
                                            -----------  -----------
 Net cash provided by (used in) investing
   activities                                   599,462      (39,541)
                                            -----------  -----------
 Cash flows from financing activities:
     Repayment of surplus notes                (335,000)           0
     Payment of interest on surplus note        (17,636)     (23,363)
     Repayment of seed capital                        0        4,036
                                            -----------  -----------
 Net cash used in financing activities         (352,636)     (19,327)
                                            -----------  -----------
 Increase in cash during the period              14,323        7,369
 Cash balance, beginning of period              (20,280)     (11,460)
                                            -----------  -----------
 Cash balance, end of period                $    (5,957) $    (4,091)
                                            -----------  -----------
                                            -----------  -----------


                  SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
NOTES TO UNAUDITED FINANCIAL STATEMENTS


1.  BASIS OF PRESENTATION


The accompanying interim financial statements of Sun Life Assurance Company of Canada (U.S.) ("the Company") are prepared on the basis of accounting practices prescribed or permitted by the State of Delaware Department of Insurance (statutory financial statements). The accompanying financial statements do not include all of the footnote disclosures required for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The accompanying interim financial statement should be read in conjunction with the Company's annual financial statements.



Results of nine months ended September 30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.



The Financial Accounting Standards Board (FASB) has issued certain pronouncements relating to mutual life insurance companies, and wholly owned subsidiaries of mutual life insurance companies effective for years beginning after December 15, 1995. Such pronouncements will no longer allow statutory financial statements to be described as being prepared in conformity with generally accepted accounting principles (GAAP). Upon the effective date of the pronouncements, in order for their financial statements to be described as being prepared in conformity with GAAP, mutual life insurance companies, and wholly owned subsidiaries of mutual life insurance companies will be required to adopt all applicable accounting principles promulgated by the FASB in any general purpose financial statements that they may issue. If the Company issues general purpose statutory financial statements for 1996 and reissues statutory financial statement for prior years, the independent auditor will be able to express an opinion regarding the presentation of any statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Delaware Department of Insurance but will be required to issue an adverse or qualified opinion on any statutory financial statements regarding their presentation in conformity with GAAP. The Company has not quantified the effects of the application of the GAAP pronouncements on its financial statements.


2.  MANAGEMENT AND SERVICE CONTRACTS
Expenses under the agreement with the parent which enables the parent to provide certain services amounted to approximately $3,294,000 and $13,562,000 for the three and nine month periods in 1996 and $3,673,000 and $13,708,000 for the same periods in 1995.

3.  INVESTMENTS IN SUBSIDIARIES
The following is combined unaudited summarized financial information of the subsidiaries as of September 30, 1996 and 1995 and for the nine months then ended:

                                                                                       1996         1995
                                                                                    -----------  -----------
                                                                                           (IN 000'S)
Intangible assets                                                                   $    10,668  $    12,676
Other assets, net of liabilities                                                        140,119      133,093
                                                                                    -----------  -----------
Total net assets                                                                    $   150,787  $   145,769
                                                                                    -----------  -----------
Total income                                                                        $   513,021  $   426,027
Total expenses                                                                         (439,852)    (381,082)
Income tax expense                                                                      (32,437)     (20,905)
                                                                                    -----------  -----------
Net income                                                                          $    40,732  $    24,040
                                                                                    -----------  -----------
                                                                                    -----------  -----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
The following is combined unaudited summarized financial information of the subsidiaries for the three months ended September 30, 1995 and 1994:

Total income                                                        $ 183,931  $ 140,805
Total expenses                                                       (154,191)  (119,698)
Income tax expense                                                    (12,983)   (11,217)
                                                                    ---------  ---------
Net income                                                          $  16,757  $   9,890
                                                                    ---------  ---------
                                                                    ---------  ---------

In determining the equity in income of subsidiaries for the periods, the Registrant has excluded federal income tax expenses of approximately $10,355,000 and $25,365,000 for the three month and nine month periods in 1996 and $9,703,000 and $16,219,000 for the same periods in 1995.

The change in equity in income of subsidiaries reported in the summary of operations, differs from the net income above, due to federal income taxes and a minority shareholder interest not held by the Registrant.

4.  SURPLUS NOTES
The Registrant repaid $335,000,000 of surplus notes to its parent on January 16, 1996 after having received permission from the Delaware Department of Insurance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
NOTES TO UNAUDITED FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENT INCOME
Net investment income consisted of:

                                                                                        NINE MONTHS ENDED
                                                                                          SEPTEMBER 30,
                                                                                      ----------------------
                                                                                         1996        1995
                                                                                      ----------  ----------
                                                                                             (000'S)
Interest income from bonds                                                            $  135,661  $  150,962
Interest income from mortgage loans                                                       71,410      74,888
Interest income from policy loans                                                          2,043       2,026
Real estate investment income                                                              7,958       9,150
Interest income on funds withheld                                                         51,589      41,267
Other                                                                                      1,124       1,723
                                                                                      ----------  ----------
    Gross investment income                                                           $  269,785  $  280,016
Investment expenses                                                                        7,514      10,487
                                                                                      ----------  ----------
                                                                                      $  262,271  $  269,529
                                                                                      ----------  ----------
                                                                                      ----------  ----------


                                                                                        THREE MONTHS ENDED
                                                                                          SEPTEMBER 30,
                                                                                      ----------------------
                                                                                         1996        1995
                                                                                      ----------  ----------
                                                                                             (000'S)
Interest income from bonds                                                            $   42,418  $   52,665
Interest income from mortgage loans                                                       23,271      24,227
Interest income from policy loans                                                            711         671
Real estate investment income                                                              2,966       3,752
Interest income on funds withheld                                                         19,886      20,447
Other                                                                                        (53)         39
                                                                                      ----------  ----------
    Gross investment income                                                           $   89,199  $  101,801
Investment expenses                                                                        2,536       4,923
                                                                                      ----------  ----------
                                                                                      $   86,663  $   96,878
                                                                                      ----------  ----------
                                                                                      ----------  ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

BALANCE SHEETS

                                                                                       DECEMBER 31,
                                                                              ------------------------------
                                                                                   1995            1994
                                                                              --------------  --------------
                                                                                        (IN 000'S)
ASSETS
    Bonds                                                                     $    2,846,067  $    2,471,152
    Preferred stock                                                                    1,149               0
    Mortgage loans                                                                 1,066,911       1,120,981
    Investments in subsidiaries                                                      138,282         134,807
    Real estate                                                                       95,574          89,487
    Other invested assets                                                             38,387          26,036
    Policy loans                                                                      38,355          36,584
    Cash                                                                             (20,280)        (11,459)
    Investment income due and accrued                                                 62,719          56,096
    Funds withheld on reinsurance assumed                                            741,091         566,693
    Due from separate accounts                                                       148,675         132,496
    Other assets                                                                      26,349          27,683
                                                                              --------------  --------------
    General account assets                                                         5,183,279       4,650,556
                                                                              --------------  --------------
    Unitized separate account assets                                               5,275,808       4,061,821
    Non-unitized separate account assets                                           2,040,596       1,425,445
                                                                              --------------  --------------
                                                                              $   12,499,683  $   10,137,822
                                                                              --------------  --------------
                                                                              --------------  --------------
LIABILITIES
    Policy reserves                                                           $    1,937,302  $    1,765,326
    Annuity and other deposits                                                     2,290,656       2,277,104
    Policy benefits in process of payment                                              5,884           5,796
    Accrued expenses and taxes                                                        44,114          12,386
    Other liabilities                                                                 36,080          50,087
    Due to parent and affiliates--net                                                  9,498          41,881
    Interest maintenance reserve                                                      25,218          18,140
    Asset valuation reserve                                                           42,099          28,409
                                                                              --------------  --------------
    General account liabilities                                                    4,390,851       4,199,129
                                                                              --------------  --------------
    Unitized separate account liabilities                                          5,275,784       4,057,759
    Non-unitized separate account liabilities                                      2,040,596       1,425,445
                                                                              --------------  --------------
                                                                                  11,707,231       9,682,333
                                                                              --------------  --------------
CAPITAL STOCK AND SURPLUS
    Capital Stock--Par value $1,000:
       Authorized 10,000 shares,
        issued and outstanding 5,900 shares                                            5,900           5,900
    Surplus                                                                          786,552         449,589
                                                                              --------------  --------------
    Total capital stock and surplus                                                  792,452         455,489
                                                                              --------------  --------------
                                                                              $   12,499,683  $   10,137,822
                                                                              --------------  --------------
                                                                              --------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
STATEMENTS OF OPERATIONS

                                                YEARS ENDED DECEMBER 31,
                                           ----------------------------------
                                              1995        1994        1993
                                           ----------  ----------  ----------
                                                       (IN 000'S)
 INCOME
     Premiums and annuity considerations   $  274,244  $  313,025  $  469,157
     Annuity and other deposit funds          722,327     699,189   1,205,680
     Transfers from separate
      accounts--net                            21,455     102,213         350
     Net investment income                    366,598     337,747     253,496
     Amortization of interest maintenance
      reserve                                     899       3,316       2,703
     Realized losses on investments            (1,434)     (6,166)    (12,403)
     Expense allowance on reinsurance
      ceded                                         0           0       8,475
     Mortality and expense risk charges        60,954      52,338      42,981
     Other income--net                         16,666      33,377      46,102
                                           ----------  ----------  ----------
                                            1,461,709   1,535,039   2,016,541
 BENEFITS AND EXPENSES
     Increase (decrease) in liability for
      annuity and other deposit funds          13,552     (69,542)    894,128
     Increase in policy reserves              171,976     219,334     589,559
     Death, surrender benefits, and
      annuity payments                        189,744     166,889     128,902
     Annuity and other deposit fund
      withdrawals                             531,928     540,352     146,260
     Transfers to non-unitized separate
      account                                 331,403     455,688      28,070
                                           ----------  ----------  ----------
                                            1,238,603   1,312,721   1,786,919
     Operating expenses                        37,492      32,231      24,170
     Commissions                              108,672     150,011     204,016
     Dividends                                 25,722      22,928       8,074
     Taxes, licenses and fees                   4,774       4,649       4,180
                                           ----------  ----------  ----------
                                            1,415,263   1,522,540   2,027,359
                                           ----------  ----------  ----------
     Net income (loss) from operations
      before surplus note interest and
      equity in income of subsidiaries         46,446      12,499     (10,818)
     Surplus note interest                    (31,813)    (31,150)    (26,075)
                                           ----------  ----------  ----------
     Net income (loss) from operations
      before equity in income of
      subsidiaries and federal income tax      14,633     (18,651)    (36,893)
     Equity in income of subsidiaries          59,875      62,629      62,640
     Federal income tax expense               (38,593)    (42,521)    (22,491)
                                           ----------  ----------  ----------
 NET INCOME                                $   35,915  $    1,457  $    3,256
                                           ----------  ----------  ----------
                                           ----------  ----------  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
STATEMENTS OF CAPITAL STOCK AND SURPLUS

                                                                 YEARS ENDED DECEMBER 31,
                                                            ----------------------------------
                                                               1995        1994        1993
                                                            ----------  ----------  ----------
                                                                        (IN 000'S)

CAPITAL STOCK                                               $    5,900  $    5,900  $    5,900
PAID-IN SURPLUS                                                199,355     199,355     199,355
SURPLUS NOTES
    Balance, beginning of year                                 335,000     335,000     265,000
    Issued during year                                         315,000           0      70,000
                                                            ----------  ----------  ----------
    Balance, end of year                                       650,000     335,000     335,000
                                                            ----------  ----------  ----------
UNASSIGNED SURPLUS
    Balance, beginning of year                                 (84,766)    (57,067)    (57,485)
    Net income                                                  35,915       1,457       3,256
    Writedown of goodwill                                            0     (18,397)          0
    Change in non-admitted assets                               (2,270)     (1,485)       (191)
    Unrealized gains (losses) on real estate                     2,009        (671)     (4,440)
    Change in and transfers of separate account
     surplus                                                        (1)       (227)        117
    Change in asset valuation reserve                          (13,690)     (8,376)      1,676
                                                            ----------  ----------  ----------
    Balance, end of year                                       (62,803)    (84,766)    (57,067)
                                                            ----------  ----------  ----------
TOTAL SURPLUS                                                  786,552     449,589     477,288
                                                            ----------  ----------  ----------
TOTAL CAPITAL STOCK AND SURPLUS                             $  792,452  $  455,489  $  483,188
                                                            ----------  ----------  ----------
                                                            ----------  ----------  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)
STATEMENTS OF CASH FLOWS

                                                  YEARS ENDED DECEMBER 31,
                                            -------------------------------------
                                               1995         1994         1993
                                            -----------  -----------  -----------
                                                         (IN 000'S)
 Cash flows from operating activities:
     Net income (loss) from operations
      before surplus note interest and
      equity in income of subsidiaries      $    46,446  $    12,499  $   (10,818)
     Adjustments to reconcile net income
      (loss) from operations to net cash
      provided by (used in) operating
      activities:
     Increase (decrease) in liability for
      annuity and other deposit funds            13,552      (69,542)     894,128
     Increase in policy reserves                171,976      219,334      589,559
     Increase in investment income due and
      accrued                                    (6,623)      (2,736)     (21,746)
     Net accrual and amortization of
      discount and premium on investments         3,127        7,272        5,911
     Realized losses on investments               1,434        6,166       12,403
     Change in non-admitted assets               (2,270)      (1,485)        (191)
     Change in funds withheld on
      reinsurance                              (174,398)    (199,826)  (1,087,862)
     Other                                      (11,160)     (71,746)      24,953
                                            -----------  -----------  -----------
 Net cash provided by (used in) operating
   activities                                    42,084     (100,064)     406,337
                                            -----------  -----------  -----------
 Cash flows from investing activities:
     Proceeds from sale and maturity of
      investments                             1,705,685    1,596,851    1,173,345
     Purchase of investments                 (1,820,843)  (1,491,159)  (1,618,587)
     Net change in short-term investments      (254,897)     (20,543)     (38,782)
     Investment in subsidiaries                  (6,000)      (4,894)     (15,250)
     Dividends from subsidiaries                 37,927       37,444       42,520
                                            -----------  -----------  -----------
 Net cash provided by (used in) investing
   activities                                  (338,128)     117,699     (456,754)
                                            -----------  -----------  -----------
 Cash flows from financing activities:
     Issue of surplus notes                     315,000            0       70,000
     Payment of interest on surplus notes       (31,813)     (31,150)     (26,075)
     Repayment of seed capital                    4,036            0            0
                                            -----------  -----------  -----------
 Net cash provided by (used in) financing
   activities                                   287,223      (31,150)      43,925
                                            -----------  -----------  -----------
 Decrease in cash during the year                (8,821)     (13,515)      (6,492)
 Cash balance, beginning of year                (11,459)       2,056        8,548
                                            -----------  -----------  -----------
 Cash balance, end of year                  $   (20,280) $   (11,459) $     2,056
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL--

Sun Life Assurance Company of Canada (U.S.) (the Company) is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group fixed and variable annuities and group pension contracts. The Company also underwrites a block of individual life insurance business through a reinsurance contract with its parent. Sun Life Assurance Company of Canada (the parent company) is a mutual life insurance company. The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Statutory accounting practices are considered to be generally accepted accounting principles for mutual insurance companies and subsidiaries of mutuals. Prescribed accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Preparation of the financial statements requires management to make certain estimates and assumptions.

    Assets in the balance sheets are stated at values prescribed or permitted to be reported by state regulatory authorities. Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Investments in subsidiaries are carried on the equity basis. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost or appraised value, adjusted for accumulated depreciation, less encumbrances. Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property. For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred. Furniture and equipment acquisitions are capitalized but treated as nonadmitted assets. Furniture and equipment depreciation is calculated on a straight line basis over the useful life of the assets.

MANAGEMENT AND SERVICE CONTRACTS--

The Company has an agreement with its parent company which provides that the parent company will furnish, as requested, personnel as well as certain services and facilities on a cost reimbursement basis. Expenses under this agreement amounted to approximately $20,293,000 in 1995, $18,452,000 in 1994, and
$13,883,000 in 1993.

REINSURANCE--

The Company has agreements with the parent company which provide that the parent company will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $2,184,000, $2,138,000, and $1,046,000, for the years ended December 31, 1995, 1994 and
1993, respectively.

    Effective January 1, 1991, the Company entered into an agreement with the parent company under which 100% of certain fixed annuity contracts issued by the Company were reinsured. Effective December 31, 1993 this agreement was terminated. This agreement had the effect of decreasing income from operations by approximately $9,930,000 in 1993.

    Effective January 1, 1991, the Company entered into an agreement with the parent company under which certain individual life insurance contracts issued by the parent company were reinsured by the

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
Company on a 90% coinsurance basis. Also, effective January 1, 1991, the Company entered into an agreement with the parent company which provides that the parent company will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These agreements had the effect of increasing income from operations by approximately $11,821,000 in 1995, and decreasing income by approximately $29,188,000, and $43,591,000 for the years ended December 31, 1994 and 1993, respectively.

    The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed.

    The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1995, 1994 and 1993 before the effect of reinsurance transactions with the parent company.

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   1995          1994          1993
                                                               ------------  ------------  ------------
                                                                              (IN 000'S)
Income:
    Premiums, annuity deposits and other revenues              $    890,560  $    962,320  $    762,553
    Net investment income and realized gains (losses)               306,893       304,155       293,557
                                                               ------------  ------------  ------------
    Subtotal                                                      1,197,453     1,266,475     1,056,110
                                                               ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                         1,030,342     1,092,192       926,827
    Other expenses                                                  130,302       130,457        85,575
                                                               ------------  ------------  ------------
    Subtotal                                                      1,160,644     1,222,649     1,012,402
                                                               ------------  ------------  ------------
Income from operations                                         $     36,809  $     43,826  $     43,708
                                                               ------------  ------------  ------------
                                                               ------------  ------------  ------------

    The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of decreasing income from operations by $1,599,000 in 1995, increasing income from operations by $1,854,000 in 1994 and decreasing income from operations by $390,000 in 1993.

SEPARATE ACCOUNTS--

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

    Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market values.

    Deposits to all separate accounts are reported as increases in separate account liabilities and are not reported as revenues. Mortality and expense risk charges and surrender fees incurred by the separate accounts are included in income of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
    The Company has established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

    Any difference between the assets and liabilities of the separate accounts is treated as payable to or receivable from the general account of the Company. Amounts payable to the general account of the Company were $148,675,000 in 1995 and $132,496,000 in 1994.

OTHER--

Income on investments is recognized on the accrual method.

    The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

    Net income reported in the Company's statutory Annual Statement differs from net income reported in these financial statements. Dividends from subsidiaries are included in income and undistributed income (losses) of subsidiaries are included as gains (losses) in unassigned surplus in the statutory Annual Statement. Both the dividends and the undistributed income (losses) are included in net income in these financial statements.

    Investments in non-insurance subsidiaries are carried at their stockholders' equity value, determined in accordance with generally accepted accounting principles. Investments in insurance subsidiaries are carried at their statutory surplus values.

    Certain reclassifications have been made in the 1993 and 1994 financial statements to conform to the classifications used in 1995.

2.  INVESTMENTS IN SUBSIDIARIES:
The Company owns all of the outstanding shares of Massachusetts Financial Services Company (MFS), Sun Life Insurance and Annuity Company of New York (Sun Life (N.Y.)), Sun Investment Services Company (Sunesco), Sun Benefit Services Company, Inc. (Sunbesco), Massachusetts Casualty Insurance Company (MCIC), New London Trust, F.S.B. (NLT), Sun Capital Advisers, Inc. (Sun Capital), and Sun Life Finance Corporation (Sunfinco).

    Effective January 1, 1994, NLT acquired all of the outstanding shares of Danielson Federal Savings and Loan Association of Danielson, Connecticut. These two banks have been merged into a newly formed federally chartered savings bank now called New London Trust, F.S.B.

    MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds and certain mutual funds and separate accounts established by the Company, and the MFS Asset Management Group provides investment advice to substantial private clients.

    Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of MFS, serves as the distributor of certain variable contracts issued by the Company and Sun Life (N.Y.). Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the state

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
of New York. Sunesco is a registered investment adviser and broker-dealer. MCIC is a life insurance company which issues only individual disability income policies. Sun Capital, a registered investment adviser, Sunfinco, and Sunbesco are currently inactive.

    In 1994, the Company reduced its carrying value of MCIC by $18,397,000, the unamortized amount of goodwill. The reduction was accounted for as a direct charge to surplus.

    During 1995, 1994 and 1993, the Company contributed capital in the following amounts to its subsidiaries:

                                              1995         1994         1993
                                           ----------   ----------   ----------
MCIC                                       $6,000,000   $6,000,000   $6,000,000
Sun Capital                                         0            0      250,000
New London Trust                                    0            0    9,000,000

    Summarized combined financial information of the Company's subsidiaries as of December 31, 1995, 1994 and 1993 and for the years then ended, follows:

                                                    DECEMBER 31,
                                           -------------------------------
                                             1995       1994       1993
                                           ---------  ---------  ---------
                                                     (IN 000'S)
 Intangible assets                         $  12,174  $  13,485  $  14,891
 Other assets, net of liabilities            126,108    121,321    112,332
                                           ---------  ---------  ---------
 Total net assets                          $ 138,282  $ 134,806  $ 127,223
                                           ---------  ---------  ---------
                                           ---------  ---------  ---------
 Total income                              $ 570,794  $ 495,097  $ 424,324
 Operating expenses                         (504,070)  (425,891)  (355,679)
 Income tax expense                          (31,193)   (29,374)   (24,507)
                                           ---------  ---------  ---------
 Net income                                $  35,531  $  39,832  $  44,138
                                           ---------  ---------  ---------
                                           ---------  ---------  ---------

3.  STOCK, SURPLUS NOTES, CONTRIBUTIONS AND NOTE RECEIVABLE:
The Company has issued surplus notes to its parent of $335,000,000 during the years 1982 through 1993 at interest rates between 7.25% and 10%. The Company subsequently repaid all principal and interest associated with these surplus notes on January 16, 1996. On December 19, 1995 the Company issued surplus notes totalling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007, and $157,500,000 will mature in the year 2015. Interest on these notes is payable semi-annually. Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements as regards free surplus exclusive of the principal amount and accrued interest, if any, on these notes; and, in the case of principal repayments, with the consent of the Delaware Insurance Commissioner. Interest payments require the consent of the Delaware Insurance Commissioner after December 31, 1993. Payment of principal and interest on the notes issued in 1995 also requires the consent of the Canadian Office of the Superintendent of Financial Institutions. The Company expensed $31,813,000, $31,150,000 and $26,075,000 in respect of interest on surplus notes for the years 1995, 1994 and 1993, respectively. On December 19, 1995, the parent borrowed $120,000,000 at 5.6 % through a short term note from the Company maturing on January 16, 1996. The note, which is classified under short-term bonds at December 31, 1995, was repaid in full by the parent at maturity.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

4.  BONDS:
The amortized cost and estimated market value of investments in debt securities are as follows:

                                                         DECEMBER 31, 1995
                                          ------------------------------------------------
                                                        GROSS        GROSS      ESTIMATED
                                          AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                             COST       GAINS        LOSSES       VALUE
                                          ----------  ----------   ----------   ----------

                                                             (IN 000'S)
Long-term bonds:
    United States government and
     government agencies and authorities  $  467,597   $ 22,783     $   443     $  489,937
    States, provinces and political
     subdivisions                              2,252         81           0          2,333
    Foreign governments                       38,303      4,551           6         42,848
    Public utilities                         513,704     45,466         203        558,967
    Transportation                           215,786     22,794       2,221        236,359
    Finance                                  225,074     13,846          84        238,836
    All other corporate bonds              1,045,745     67,371       7,415      1,105,701
                                          ----------  ----------   ----------   ----------
        Total long-term bonds              2,508,461    176,892      10,372      2,674,981
Short-term bonds:
    U.S. Treasury Bills, bankers
     acceptances and commercial paper        337,606          0           0        337,606
                                          ----------  ----------   ----------   ----------
                                          $2,846,067   $176,892     $10,372     $3,012,587
                                          ----------  ----------   ----------   ----------
                                          ----------  ----------   ----------   ----------

                                                         DECEMBER 31, 1994
                                          -----------------------------------------------
                                                        GROSS       GROSS      ESTIMATED
                                          AMORTIZED   UNREALIZED  UNREALIZED     MARKET
                                             COST       GAINS       LOSSES       VALUE
                                          ----------  ---------   ----------   ----------

                                                            (IN 000'S)
Long-term bonds:
    United States government and
     government agencies and authorities  $  444,100   $ 5,017     $11,010     $  438,107
    States, provinces and political
     subdivisions                                252         0          17            235
    Foreign governments                       20,965       147         187         20,925
    Public utilities                         458,839    11,414      11,619        458,633
    Transportation                           215,478     5,099       9,444        211,133
    Finance                                  193,355     3,734       4,010        193,080
    All other corporate bonds              1,055,455    15,785      31,171      1,040,069
                                          ----------  ---------   ----------   ----------
        Total long-term bonds              2,388,444    41,196      67,458      2,362,182
Short-term bonds:
    U.S. Treasury Bills, bankers
     acceptances and commercial paper         82,708         0           0         82,708
                                          ----------  ---------   ----------   ----------
                                          $2,471,152   $41,196     $67,458     $2,444,890
                                          ----------  ---------   ----------   ----------
                                          ----------  ---------   ----------   ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

4.  BONDS (CONTINUED):
    The amortized cost and estimated market value of bonds at December 31, 1995 and 1994 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             DECEMBER 31, 1995
                                           ----------------------
                                                       ESTIMATED
                                           AMORTIZED      FAIR
                                              COST       VALUE
                                           ----------  ----------
                                                 (IN 000'S)
 Maturities are:
     Due in one year or less               $  678,775  $  681,119
     Due after one year through five
      years                                   844,446     866,230
     Due after five years through ten
      years                                   256,552     269,549
     Due after ten years                      884,187   1,000,908
                                           ----------  ----------
                                            2,663,960   2,817,806
     Mortgage-backed securities               182,107     194,781
                                           ----------  ----------
                                           $2,846,067  $3,012,587
                                           ----------  ----------
                                           ----------  ----------

                                             DECEMBER 31, 1994
                                           ----------------------
                                                       ESTIMATED
                                           AMORTIZED      FAIR
                                              COST       VALUE
                                           ----------  ----------
                                                 (IN 000'S)
 Maturities are:
     Due in one year or less               $  209,875  $  209,527
     Due after one year through five
      years                                   953,222     930,578
     Due after five years through ten
      years                                   319,858     311,360
     Due after ten years                      877,062     885,462
                                           ----------  ----------
                                            2,360,017   2,336,927
     Mortgage-backed securities               111,135     107,963
                                           ----------  ----------
                                           $2,471,152  $2,444,890
                                           ----------  ----------
                                           ----------  ----------

    Proceeds from sales of investments in debt securities during 1995, 1994, and 1993 were $1,510,553,000, $1,390,974,000, and $911,644,000, gross gains were
$24,757,000,  $15,025,000,  and $43,674,000  and  gross losses  were $5,742,000,
$30,041,000 and $687,000, respectively.

    Long-term bonds at December 31, 1995 and 1994 included $20,000,000 of bonds issued to the Company by a subsidiary company, MFS, during 1987. These bonds will mature in 2000.

    Bonds included above with an amortized cost of approximately $2,059,000 and $1,561,000 at December 31, 1995 and 1994, respectively, were on deposit with governmental authorities as required by law.

    At year end  1995, the  Company had  outstanding mortgage-backed  securities
(MBS) forward commitments amounting to a par value of $137,675,000 to be funded through the sale of certain short-term securities shown above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

5.  SECURITIES LENDING:
The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chemical Bank of New York. The custodian has indemnified the Company against losses arising from this program. The total par value of securities out on loan was $250,729,000 at December 31, 1995.

6.  MORTGAGE LOANS:
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate provisions have been made. In those cases where, in management's judgement, the mortgage loans' values are impaired, appropriate losses are recorded.

    The following table shows the geographic distribution of the mortgage portfolio.

                                                DECEMBER 31,
                                           -----------------------
                                              1995        1994
                                           ----------  -----------
                                                 (IN 000'S)
 California                                $  153,811   $  131,953
 Massachusetts                                 83,999      101,932
 Pennsylvania                                 141,468      136,778
 Ohio                                          83,915       79,478
 Washington                                    91,900       90,422
 Michigan                                      69,125       75,592
 New York                                      81,480       93,178
 All other                                    361,213      411,648
                                           ----------  -----------
                                           $1,066,911   $1,120,981
                                           ----------  -----------
                                           ----------  -----------

    The Company has restructured mortgage loans totalling $49,846,000, against which there are provisions of $8,799,000 at December 31, 1995.

    The Company has made commitments of mortgage loans on real estate into the future. The outstanding commitments for these mortgages amount to $13,100,000 at December 31, 1995.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

7.  INVESTMENTS--GAINS AND LOSSES:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                            1995     1994      1993
                                           -------  -------  --------
                                                   (IN 000'S)
 Net realized gains (losses) (pre-tax):
 Bonds                                     $(2,300) $     0  $      0
 Mortgage loans                                418   (5,689)   (9,975)
 Stocks                                          0        0       445
 Real estate                                   391     (334)   (2,873)
 Other assets                                   57     (143)        0
                                           -------  -------  --------
                                           $(1,434) $(6,166) $(12,403)
                                           -------  -------  --------
                                           -------  -------  --------
 Changes in unrealized gains (losses):
 Bonds                                     $     0  $     0  $     84
 Mortgage loans                             (1,574)       0         0
 Real estate                                 3,583     (671)   (4,113)
 Stocks                                          0        0      (411)
                                           -------  -------  --------
                                           $ 2,009  $  (671) $ (4,440)
                                           -------  -------  --------
                                           -------  -------  --------

    Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve and amortized into income over the remaining contractual life of the security sold. The realized capital gains and losses credited or charged to the interest maintenance reserve were a credit of $12,714,000 in 1995, a charge of $14,070,000 in 1994 and a credit of $40,993,000 in 1993. All gains and losses are net of applicable taxes.

8.  INVESTMENT INCOME:
Net investment income consisted of:

                                             YEARS ENDED DECEMBER 31,
                                           ----------------------------
                                             1995      1994      1993
                                           --------  --------  --------
                                                    (IN 000'S)
 Interest income from bonds                $205,445  $200,339  $204,405
 Interest income from mortgage loans         99,753   106,347    99,790
 Interest income from policy loans            2,777     2,670     2,503
 Real estate investment income               10,693     8,649     8,593
 Interest income on funds withheld           57,373    30,741    19,420
 Other                                        2,627     1,418       645
                                           --------  --------  --------
     Gross investment income                378,668   350,164   335,356
 Investment expenses                         12,070    12,417    12,679
 Interest expense on funds withheld               0         0    69,181
                                           --------  --------  --------
                                           $366,598  $337,747  $253,496
                                           --------  --------  --------
                                           --------  --------  --------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

9.  DERIVATIVES:
The Company uses derivative instruments for interest risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

    In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1995, there were no futures contracts outstanding.

    In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

                                                         SWAPS OUTSTANDING
                                                        AT DECEMBER 31, 1995
                                                  --------------------------------
                                                      NOTIONAL        MARKET VALUE
                                                  PRINCIPAL AMOUNTS   OF POSITIONS
                                                  -----------------   ------------
                                                             (IN 000'S)
 Conventional interest rate swaps                      $367,000          $3,275
 Foreign currency swap                                    2,745             290
 Forward spread lock swaps                             $ 50,000          $  112

    The market values of interest rate swaps and forward spread lock agreements are primarily obtained from dealer quotes. The market value is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current creditworthiness of the counter parties. The Company is exposed to potential credit loss in the event of non-performance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

10. LEVERAGED LEASES:
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994 under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third party long-term debt financing, secured by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

10. LEVERAGED LEASES (CONTINUED):
    The Company's net investment in leveraged leases is composed of the following elements:

                                                           YEARS ENDED DECEMBER
                                                                   31,
                                                           --------------------
                                                             1995       1994
                                                           ---------  ---------
                                                                (IN 000'S)
 Lease contracts receivable                                $ 111,611  $ 121,716
 Less non-recourse debt                                     (111,594)  (121,699)
                                                           ---------  ---------
                                                                  17         17
 Estimated residual value of leased assets                    41,150     41,150
 Less unearned and deferred income                           (13,132)   (15,292)
                                                           ---------  ---------
 Investment in leveraged leases                               28,035     25,875
 Less fees                                                      (213)      (237)
                                                           ---------  ---------
 Net investment in leveraged leases                        $  27,822  $  25,638
                                                           ---------  ---------
                                                           ---------  ---------

    The  net  investment  is  classified   as  other  invested  assets  in   the
accompanying balance sheets.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:
Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                                             DECEMBER 31, 1995
                                                           ----------------------
                                                             AMOUNT    % OF TOTAL
                                                           ----------  ----------
                                                                 (IN 000'S)
 Subject to discretionary withdrawal--with adjustment
     --with market value adjustment                        $3,796,596      36.36%
     --at book value less surrender charges (surrender
      charge >5%)                                           4,066,126      38.94
     --at book value (minimal or no charge or adjustment)   1,278,215      12.24
 Not subject to discretionary withdrawal provision          1,301,259      12.46
                                                           ----------  ----------
 Total annuity actuarial reserves and deposit liabilities  $10,442,196    100.00%
                                                           ----------  ----------
                                                           ----------  ----------

                                                             DECEMBER 31, 1994
                                                           ----------------------
                                                             AMOUNT    % OF TOTAL
                                                           ----------  ----------
                                                                 (IN 000'S)
 Subject to discretionary withdrawal--with adjustment
     -- with market value adjustment                       $3,083,623      35.98%
     -- at book value less surrender charges (surrender
      charge > 5%)                                          2,915,460      34.02
     -- at book value (minimal or no charge or
      adjustment)                                           1,252,843      14.62
 Not subject to discretionary withdrawal provision          1,318,092      15.38
                                                           ----------  ----------
 Total annuity actuarial reserves and deposit liabilities  $8,570,018     100.00%
                                                           ----------  ----------
                                                           ----------  ----------

12. RETIREMENT PLANS:
The Company participates with its parent company in a non-contributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

12. RETIREMENT PLANS (CONTINUED):
    The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of a variable accumulation fund contract held in a separate account of the parent company.

    On January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 87, which is in accordance with generally accepted accounting principles.

    The following table sets forth the funded status for the pension plan (for the parent, Sun Life (U.S.), Sun Life (N.Y.) and Sunesco) at December 31, 1995 and 1994:

                                                           TOTAL PENSION PLAN
                                                           ------------------
                                                             1995      1994
                                                           --------  --------

                                                               (IN 000'S)
 Actuarial present value of benefit obligations:
 Vested benefit obligation                                 $(40,949) $(38,157)
 Accumulated benefit obligation                             (42,452)  (39,686)
                                                           --------  --------
                                                           --------  --------
 Projected benefit obligation for service rendered to
  date                                                     $(60,885) $(53,494)
 Plan assets at fair value                                  117,178   101,833
                                                           --------  --------
 Difference between plan assets and projected benefit
  obligation                                                 56,293    48,339
 Unrecognized net gain from past experience different
  from that assumed and effects of changes in assumptions    (9,016)   (1,238)
 Unrecognized net asset at January 1, 1994, being
  recognized over 17 years                                  (30,842)  (32,898)
                                                           --------  --------
 Prepaid pension cost included in other assets             $ 16,435  $ 14,203
                                                           --------  --------
                                                           --------  --------

    The components of the 1995 and 1994 pension cost for the pension plan were:

                                                             TOTAL PENSION
                                                                 PLAN
                                                           -----------------
                                                             1995     1994
                                                           --------  -------

                                                              (IN 000'S)
 Service cost                                              $  3,389  $ 2,847
 Interest cost                                                4,050    3,770
 Actual return on plan assets                               (16,388)  (8,294)
 Net amortization and deferral                                6,715     (818)
                                                           --------  -------
 Net pension income                                        $ (2,234) $(2,495)
                                                           --------  -------
                                                           --------  -------

    The Company's share of the group's accrued pension cost at December 31, 1995 and 1994 was $420,000 and $417,000, respectively. The Company's share of net periodic pension cost was $3,000 and $417,000, respectively.

    The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.5% and 4.5%, respectively. The expected long-term rate of return on assets was 7.5%.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

12. RETIREMENT PLANS (CONTINUED):
    The Company also participates with its parent and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Employer contributions were $185,000, $152,000 and $124,000 for the years ended December 31, 1995, 1994, and 1993, respectively.

13. OTHER POST-RETIREMENT BENEFIT PLANS:
In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

    Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 106, "Employers Accounting for Post-retirement Benefits other than Pensions". SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services. SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of adoption or the amortization of the obligation over a period of up to 20 years. The Company has elected to recognize this obligation of approximately $400,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $142,000, $114,000, and $120,000 for the years ended December 31, 1995, 1994 and 1993, respectively. The Company's post-retirement health care plans currently are not funded.

    The following table sets forth the plan's funded status, reconciled with amounts recognized in the Company's balance sheet:

                                                                 DECEMBER 31,
                                                               ----------------
                                                                1995     1994
                                                               -------  -------
                                                                  (IN 000'S)
 Accumulated post-retirement benefit obligation:
   --Retirees                                                    $   0    $   0
   --Fully eligible active plan participants                      (601)    (444)
   --Other active plan participants                                  0        0
                                                               -------  -------
   --Accumulated post-retirement benefit obligation in excess
    of plan assets                                                (601)    (444)
   --Unrecognized gains from past experience                       (55)    (110)
   --Unrecognized transition obligation                            280      320
                                                               -------  -------
   --Accrued post-retirement benefit cost                        $(376)   $(234)
                                                               -------  -------
                                                               -------  -------
 Net periodic post-retirement benefit cost components:
   --Service cost--benefits earned                               $  65    $  49
   --Interest cost on accumulated post-retirement benefit
    obligation                                                      42       33
   --Amortization of transition obligation                          40       40
   --Net amortization and deferral                                  (5)      (8)
                                                               -------  -------
   --Net periodic post-retirement benefit cost                   $ 142    $ 114
                                                               -------  -------
                                                               -------  -------

    The discount rate used in determining the accumulated post-retirement benefit obligation was 7.5% in 1995 and 8% in 1994, and the assumed health care cost trend rate was 12.0% graded to 6% over 10 years after which it remains constant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

13. OTHER POST-RETIREMENT BENEFIT PLANS (CONTINUED):
    The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the post-retirement benefit obligation as of December 31, 1995 by $149,000 and the estimated service and interest cost components of the net periodic post-retirement benefit cost for 1995 by $29,000.

14. FAIR VALUE OF FINANCIAL INSTRUMENTS:
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1995 and 1994:

                                                 DECEMBER 31, 1995
                                           ------------------------------
                                                              ESTIMATED
                                           CARRYING AMOUNT    FAIR VALUE
                                           ---------------   ------------
                                                     (IN 000'S)
 ASSETS
 Bonds                                         2,846,067       3,012,586
 Mortgages                                     1,066,911       1,111,895
 Real estate                                      95,575          98,437
 LIABILITIES
 Insurance reserves                              124,066         124,066
 Individual annuities                            434,261         431,263
 Pension products                              2,227,882       2,265,386
 Derivatives                                          --           3,387


                                                 DECEMBER 31, 1994
                                           ------------------------------
                                                              ESTIMATED
                                           CARRYING AMOUNT    FAIR VALUE
                                           ---------------   ------------
                                                     (IN 000'S)
 ASSETS
 Bonds                                        $2,471,152      $2,444,890
 Mortgages                                     1,120,981       1,107,012
 Real estate                                      89,487          91,072
 LIABILITIES
 Insurance reserves                              129,302         129,302
 Individual annuities                            475,557         476,570
 Pension products                              2,772,618       2,668,382
 Derivatives                                          --               1

    The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

    The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated using prices for publicly traded bonds of similar credit risk and maturity and repayment characteristics.

    The fair values of the Company's general account reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short term guarantees have a carrying amount equal to the estimated market value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):
    The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

15. STATUTORY INVESTMENT VALUATION RESERVES:
The asset valuation reserve (AVR) provides a reserve for losses from investments in bonds, stocks, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.

    Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve (IMR) and amortized into income over the remaining contractual life of the security sold.

    The tables shown below present changes in the major elements of the AVR and IMR.

                                                 1995             1994
                                           ----------------  ---------------
                                             AVR      IMR      AVR     IMR
                                           -------  -------  -------  ------
                                              (IN 000'S)       (IN 000'S)
 Balance, beginning of year                $28,409  $18,140  $20,033  $31,414
 Realized capital gains (losses), net of
  tax                                       (1,524)   7,977   (1,320) (9,958)
 Amortization of investment gains                0     (897)       0  (3,316)
 Unrealized investment gains (losses)        3,650        0   (3,537)      0
 Required by formula                        11,564        0   13,233       0
                                           -------  -------  -------  ------
 Balance, end of year                      $42,099  $25,218  $28,409  $18,140
                                           -------  -------  -------  ------
                                           -------  -------  -------  ------

16. FEDERAL INCOME TAXES:
The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $12,429,000, $43,200,000 and $25,000,000 for the years ended December 31, 1995, 1994 and 1993, respectively.

17. RISK-BASED CAPITAL:
Effective December 31, 1993 the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements for 1995 and 1994.

18. NEW ACCOUNTING PRONOUNCEMENT:
In April, 1993, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." Under this interpretation, annual financial statements of mutual life insurance enterprises for fiscal years beginning after December 15, 1992, shall provide a brief description that financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

18. NEW ACCOUNTING PRONOUNCEMENT (CONTINUED):

generally accepted accounting principles. In January 1995, Statement of Financial Accounting Standards No. 120 (SFAS No. 120) "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long Duration Participating Contracts" was issued. SFAS No. 120 delays the effective date of interpretation No. 40 until fiscal years beginning after December 15, 1995.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDER
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
WELLESLEY HILLS, MASSACHUSETTS

    We have audited the accompanying balance sheets of Sun Life Assurance Company of Canada (U.S.) (a wholly-owned subsidiary of Sun Life Assurance Company of Canada) as of December 31, 1995 and 1994, and the related statements of operations, capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 1996

                                   APPENDIX A
                        ILLUSTRATIONS OF DEATH BENEFITS,
                    ACCOUNT VALUES AND CASH SURRENDER VALUES

                                   APPENDIX A
               ILLUSTRATIONS OF DEATH BENEFITS, SURRENDER VALUES
                            AND ACCUMULATED PREMIUMS

    The Tables on the following pages illustrate the way in which a Policy's Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all Premiums are allocated to and remain in the Variable Account for the entire period shown and are based on hypothetical gross annual investment returns for the Portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

    All Tables illustrate a Policy where the Insured is a male, Issue Age 45, in the preferred (non-tobacco) rate class. These illustrations all assume a Total Face Amount of $500,000 and payment of an annual Premium of $12,600. Tables 1, 2, 5 & 6 assume a Specified Face Amount of $500,000. Tables 3 and 4 assume a Specified Face Amount of $50,000 and an APB Rider Face Amount of $450,000. Tables 1 and 2 are based on guaranteed issue underwriting, Death Benefit Option A, the Cash Value Accumulation Test and a Specified Face Amount of $500,000. Tables 3 and 4 are based on the same assumptions, except that the Total Face Amount reflects a Specified Face Amount of $50,000 and an APB Rider Face Amount of $450,000. Tables 5 and 6 are based on full medical underwriting, Death Benefit Option B, the Guideline Premium Test, and a Specified Face Amount of $500,000. Tables 1, 3 and 5 differ from Tables 2, 4 and 6, respectively, only in that Tables 1, 3 and 5 reflect the deduction of current Policy charges as outlined below, while Tables 2, 4 and 6 reflect the deduction of Policy charges at the guaranteed maximum rates (except that Kentucky Policy Owners will have higher premium tax deductions than those reflected).

    The Account Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Portfolio varied above and below such averages.


    The amounts shown for the Death Benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the Tables. These include: Expense Charges Applied to Premium, assuming a premium tax rate of 2% for Tables 1, 3 and 5 and 4% for Tables 2, 4 and 6. The Daily Risk Percentage charged against the Separate Account for mortality and expense risks, at an effective annual rate of 0.75% for the first 10 Policy Years and 0.35% thereafter for Tables 1, 3 and 5, and 0.90% for all Policy Years for Tables 2, 4 and 6; the Monthly Expense Charge of $13.75 per month for the first Policy Year and $7.50 per month thereafter for Tables 1, 3 and 5, and $13.75 per month for all Policy Years for Tables 2, 4, and 6; and the Monthly Cost of Insurance based on current charges for Tables 1, 3 and 5, and guaranteed charges for Tables 2, 4, and 6.


    The amounts shown in the Tables also take into account the Portfolios' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.76% of the average daily net assets of each Portfolio. This is based upon a simple average of the advisory fees and expenses of all the Portfolios for the most recent fiscal year taking into account any applicable expense caps or expense reimbursement arrangements. Actual fees and expenses of the Portfolios may be more or less than 0.76%, will vary from year to year, and will depend upon how Account Value is allocated among the Sub-Accounts. See the individual prospectus for each Portfolio for more information on Portfolio expenses.

    The gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.50%, 4.46%, and 10.41%, respectively, during the first 10 Policy Years and -1.11%, 4.87%, and 10.85%, respectively, thereafter taking into account the current Daily Risk Percentage and the assumed 0.76% charge for the Portfolio's advisory fees and operating expenses; and -1.65%, 4.30% and 10.25%, respectively taking into account the guaranteed Daily Risk Percentage.

    The hypothetical returns shown in the Tables do not reflect any charges for income taxes against the Separate Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.

    The second column of each Table shows the amount which would accumulate if an amount equal to each Premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

    We will furnish upon request a comparable Table using any specific set of circumstances. In addition to a Table assuming Policy charges at their maximum, we will furnish a Table assuming current Policy charges.

                                    TABLE 1
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, GI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                             CURRENT POLICY CHARGES

                                                                                                     HYPOTHETICAL 12%
                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%               GROSS INVESTMENT
                              GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                RETURN
            PREMIUMS                NET -1.50%                            NET 4.46%                     NET 10.41%
            PAID PLUS   -----------------------------------  -----------------------------------  ----------------------
            INTEREST       CASH                                 CASH                                 CASH
 POLICY       AT 5%      SURRENDER     ACCOUNT      DEATH     SURRENDER     ACCOUNT      DEATH     SURRENDER    ACCOUNT
  YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE       VALUE
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------
        1      13,230       10,925       10,169     500,000      11,565       10,809     500,000      12,204      11,448
        2      27,121       20,651       19,895     500,000      22,559       21,803     500,000      24,544      23,788
        3      41,708       30,026       29,270     500,000      33,837       33,081     500,000      37,962      37,206
        4      57,023       38,380       38,380     500,000      44,741       44,741     500,000      51,905      51,905
        5      73,104       47,270       47,270     500,000      56,845       56,845     500,000      68,072      68,072
        6      89,989       55,980       55,980     500,000      69,454       69,454     500,000      85,902      85,902
        7     107,719       64,535       64,535     500,000      82,616       82,616     500,000     105,603     105,603
        8     126,335       74,029       74,029     500,000      97,516       97,516     500,000     128,601     128,601
        9     145,881       83,314       83,314     500,000     113,039      113,039     500,000     153,994     153,994
       10     166,406       92,406       92,406     500,000     129,232      129,232     500,000     182,060     182,060
       11     187,956      101,678      101,678     500,000     146,682      146,682     500,000     213,923     213,923
       12     210,584      110,709      110,709     500,000     164,902      164,902     500,000     249,222     249,222
       13     234,343      119,502      119,502     500,000     183,943      183,943     500,000     288,090     288,090
       14     259,290      128,052      128,052     500,000     203,856      203,856     500,000     330,859     330,859
       15     285,484      136,404      136,404     500,000     224,739      224,739     500,000     377,956     377,956
       16     312,989      144,417      144,417     500,000     246,552      246,552     500,000     429,661     429,661
       17     341,868      152,125      152,125     500,000     269,395      269,395     501,922     486,444     486,444
       18     372,191      159,539      159,539     500,000     293,163      293,163     532,725     548,811     548,811
       19     404,031      166,616      166,616     500,000     317,799      317,799     563,520     617,238     617,238
       20     437,463      173,376      173,376     500,000     343,345      343,345     594,418     692,332     692,332
   Age 60     285,484      136,404      136,404     500,000     224,739      224,739     500,000     377,956     377,956
   Age 65     437,463      173,376      173,376     500,000     343,345      343,345     594,418     692,332     692,332
   Age 70     631,430      201,236      201,236     500,000     484,908      484,908     751,233   1,190,109   1,190,109
   Age 75     878,986      216,310      216,310     500,000     650,644      650,644     914,467   1,968,491   1,968,491


 POLICY       DEATH
  YEAR       BENEFIT
---------  -----------
        1      500,000
        2      500,000
        3      500,000
        4      500,000
        5      500,000
        6      500,000
        7      500,000
        8      500,000
        9      500,000
       10      500,000
       11      500,000
       12      529,453
       13      595,687
       14      666,134
       15      741,247
       16      821,144
       17      906,317
       18      997,280
       19    1,094,486
       20    1,198,605
   Age 60      741,247
   Age 65    1,198,605
   Age 70    1,843,748
   Age 75    2,766,675

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or withdrawals may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 2
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, GI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                           GUARANTEED POLICY CHARGES

                                                                                                     HYPOTHETICAL 12%
                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%               GROSS INVESTMENT
                              GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                RETURN
            PREMIUMS                NET -1.65%                            NET 4.30%                     NET 10.25%
            PAID PLUS   -----------------------------------  -----------------------------------  ----------------------
            INTEREST       CASH                                 CASH                                 CASH
 POLICY       AT 5%      SURRENDER     ACCOUNT      DEATH     SURRENDER     ACCOUNT      DEATH     SURRENDER    ACCOUNT
  YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE       VALUE
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------
        1      13,230        9,035        8,279     500,000       9,615        8,859     500,000      10,197       9,441
        2      27,121       17,037       16,281     500,000      18,715       17,959     500,000      20,466      19,710
        3      41,708       24,758       24,002     500,000      28,061       27,305     500,000      31,646      30,890
        4      57,023       31,441       31,441     500,000      36,906       36,906     500,000      43,081      43,081
        5      73,104       38,585       38,585     500,000      46,760       46,760     500,000      56,379      56,379
        6      89,989       45,429       45,429     500,000      56,875       56,875     500,000      70,904      70,904
        7     107,719       51,944       51,944     500,000      67,236       67,236     500,000      86,769      86,769
        8     126,335       59,203       59,203     500,000      78,995       78,995     500,000     105,337     105,337
        9     145,881       66,076       66,076     500,000      91,044       91,044     500,000     125,672     125,672
       10     166,406       72,536       72,536     500,000     103,376      103,376     500,000     147,969     147,969
       11     187,956       78,570       78,570     500,000     116,003      116,003     500,000     172,468     172,468
       12     210,584       84,159       84,159     500,000     128,935      128,935     500,000     199,442     199,442
       13     234,343       89,301       89,301     500,000     142,200      142,200     500,000     229,220     229,220
       14     259,290       93,979       93,979     500,000     155,820      155,820     500,000     262,030     262,030
       15     285,484       98,173       98,173     500,000     169,819      169,819     500,000     297,607     297,607
       16     312,989      101,843      101,843     500,000     184,211      184,211     500,000     336,122     336,122
       17     341,868      104,939      104,939     500,000     199,011      199,011     500,000     377,780     377,780
       18     372,191      107,397      107,397     500,000     214,233      214,233     500,000     422,784     422,784
       19     404,031      109,137      109,137     500,000     229,894      229,894     500,000     471,341     471,341
       20     437,463      110,081      110,081     500,000     246,028      246,028     500,000     523,670     523,670
   Age 60     285,484       98,173       98,173     500,000     169,819      169,819     500,000     297,607     297,607
   Age 65     437,463      110,081      110,081     500,000     246,028      246,028     500,000     523,670     523,670
   Age 70     631,430      100,172      100,172     500,000     335,833      335,833     520,281     851,335     851,335
   Age 75     878,986       51,312       51,312     500,000     433,735      433,735     609,606   1,316,068   1,316,068


 POLICY       DEATH
  YEAR       BENEFIT
---------  -----------
        1      500,000
        2      500,000
        3      500,000
        4      500,000
        5      500,000
        6      500,000
        7      500,000
        8      500,000
        9      500,000
       10      500,000
       11      500,000
       12      500,000
       13      500,000
       14      527,558
       15      583,667
       16      642,379
       17      703,859
       18      768,268
       19      835,781
       20      906,607
   Age 60      583,667
   Age 65      906,607
   Age 70    1,318,911
   Age 75    1,849,707

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or withdrawals may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 3
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
               SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE POLICY

                          MALE, PREFERRED, GI, AGE 45
                         $50,000 SPECIFIED FACE AMOUNT
                         $450,000 APB RIDER FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                             CURRENT POLICY CHARGES

                                                                                                     HYPOTHETICAL 12%
                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%               GROSS INVESTMENT
                              GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                RETURN
            PREMIUMS                NET -1.50%                            NET 4.46%                     NET 10.41%
            PAID PLUS   -----------------------------------  -----------------------------------  ----------------------
            INTEREST       CASH                                 CASH                                 CASH
 POLICY       AT 5%      SURRENDER     ACCOUNT      DEATH     SURRENDER     ACCOUNT      DEATH     SURRENDER    ACCOUNT
  YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE       VALUE
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------
        1      13,230       11,187       10,800     500,000      11,864       11,477     500,000      12,542      12,155
        2      27,121       21,536       21,149     500,000      23,559       23,172     500,000      25,664      25,277
        3      41,708       31,527       31,139     500,000      35,571       35,184     500,000      39,949      39,562
        4      57,023       40,858       40,858     500,000      47,614       47,614     500,000      55,222      55,222
        5      73,104       50,350       50,350     500,000      60,525       60,525     500,000      72,453      72,453
        6      89,989       59,655       59,655     500,000      73,980       73,980     500,000      91,464      91,464
        7     107,719       68,799       68,799     500,000      88,030       88,030     500,000     112,472     112,472
        8     126,335       78,244       78,244     500,000     103,191      103,191     500,000     136,212     136,212
        9     145,881       87,481       87,481     500,000     118,989      118,989     500,000     162,428     162,428
       10     166,406       96,527       96,527     500,000     135,471      135,471     500,000     191,409     191,409
       11     187,956      105,770      105,770     500,000     153,253      153,253     500,000     224,331     224,331
       12     210,584      114,775      114,775     500,000     171,825      171,825     500,000     260,714     260,714
       13     234,343      123,544      123,544     500,000     191,241      191,241     500,000     300,759     300,759
       14     259,290      132,072      132,072     500,000     211,554      211,554     500,000     344,822     344,822
       15     285,484      140,403      140,403     500,000     232,862      232,862     500,000     393,344     393,344
       16     312,989      148,401      148,401     500,000     255,130      255,130     500,000     446,611     446,611
       17     341,868      156,095      156,095     500,000     278,388      278,388     518,677     505,109     505,109
       18     372,191      163,498      163,498     500,000     302,528      302,528     549,744     569,358     569,358
       19     404,031      170,569      170,569     500,000     327,549      327,549     580,809     639,848     639,848
       20     437,463      177,326      177,326     500,000     353,492      353,492     611,986     717,205     717,205
   Age 60     285,484      140,403      140,403     500,000     232,862      232,862     500,000     393,344     393,344
   Age 65     437,463      177,326      177,326     500,000     353,492      353,492     611,986     717,205     717,205
   Age 70     631,430      205,250      205,250     500,000     497,229      497,229     770,321   1,229,956   1,229,956
   Age 75     878,986      220,582      220,582     500,000     665,457      665,457     935,287   2,031,707   2,031,707


 POLICY       DEATH
  YEAR       BENEFIT
---------  -----------
        1      500,000
        2      500,000
        3      500,000
        4      500,000
        5      500,000
        6      500,000
        7      500,000
        8      500,000
        9      500,000
       10      500,000
       11      500,000
       12      553,868
       13      621,883
       14      694,247
       15      771,426
       16      853,539
       17      941,092
       18    1,034,616
       19    1,134,579
       20    1,241,666
   Age 60      771,426
   Age 65    1,241,666
   Age 70    1,905,481
   Age 75    2,855,524

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or withdrawals may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 4
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
               SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE POLICY


                          MALE, PREFERRED, GI, AGE 45
                         $50,000 SPECIFIED FACE AMOUNT
                         $450,000 APB RIDER FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION A
                          CASH VALUE ACCUMULATION TEST
                           GUARANTEED POLICY CHARGES

                                                                                                     HYPOTHETICAL 12%
                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%               GROSS INVESTMENT
                              GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                RETURN
            PREMIUMS                NET -1.65%                            NET 4.30%                     NET 10.25%
            PAID PLUS   -----------------------------------  -----------------------------------  ----------------------
            INTEREST       CASH                                 CASH                                 CASH
 POLICY       AT 5%      SURRENDER     ACCOUNT      DEATH     SURRENDER     ACCOUNT      DEATH     SURRENDER    ACCOUNT
  YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE       VALUE
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------
        1      13,230        8,788        8,401     500,000       9,393        9,006     500,000       9,999       9,612
        2      27,121       16,873       16,486     500,000      18,611       18,224     500,000      20,426      20,039
        3      41,708       24,657       24,270     500,000      28,068       27,681     500,000      31,775      31,388
        4      57,023       31,754       31,754     500,000      37,388       37,388     500,000      43,764      43,764
        5      73,104       38,919       38,919     500,000      47,342       47,342     500,000      57,270      57,270
        6      89,989       45,760       45,760     500,000      57,552       57,552     500,000      72,036      72,036
        7     107,719       52,240       52,240     500,000      67,999       67,999     500,000      88,182      88,182
        8     126,335       58,795       58,795     500,000      79,165       79,165     500,000     106,377     106,377
        9     145,881       64,926       64,926     500,000      90,576       90,576     500,000     126,333     126,333
       10     166,406       70,596       70,596     500,000     102,223      102,223     500,000     148,260     148,260
       11     187,956       75,787       75,787     500,000     114,117      114,117     500,000     172,418     172,418
       12     210,584       80,472       80,472     500,000     126,265      126,265     500,000     199,110     199,110
       13     234,343       84,639       84,639     500,000     138,697      138,697     500,000     228,705     228,705
       14     259,290       88,265       88,265     500,000     151,435      151,435     500,000     261,458     261,458
       15     285,484       91,316       91,316     500,000     164,502      164,502     500,000     296,985     296,985
       16     312,989       93,734       93,734     500,000     177,911      177,911     500,000     335,446     335,446
       17     341,868       95,449       95,449     500,000     191,675      191,675     500,000     377,045     377,045
       18     372,191       96,367       96,367     500,000     205,805      205,805     500,000     421,987     421,987
       19     404,031       96,373       96,373     500,000     220,315      220,315     500,000     470,476     470,476
       20     437,463       95,350       95,350     500,000     235,238      235,238     500,000     522,733     522,733
   Age 60     285,484       91,316       91,316     500,000     164,502      164,502     500,000     296,985     296,985
   Age 65     437,463       95,350       95,350     500,000     235,238      235,238     500,000     522,733     522,733
   Age 70     631,430       70,310       70,310     500,000     318,907      318,907     500,000     849,945     849,945
   Age 75     878,986            0            0           0     415,023      415,023     583,306   1,314,042   1,314,042


 POLICY       DEATH
  YEAR       BENEFIT
---------  -----------
        1      500,000
        2      500,000
        3      500,000
        4      500,000
        5      500,000
        6      500,000
        7      500,000
        8      500,000
        9      500,000
       10      500,000
       11      500,000
       12      500,000
       13      500,000
       14      526,405
       15      582,446
       16      641,086
       17      702,490
       18      766,820
       19      834,248
       20      904,985
   Age 60      582,446
   Age 65      904,985
   Age 70    1,316,758
   Age 75    1,846,860

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or withdrawals may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 5
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, MI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION B
                             GUIDELINE PREMIUM TEST
                             CURRENT POLICY CHARGES

                                                                                                       HYPOTHETICAL 12%
                                  HYPOTHETICAL 0%                       HYPOTHETICAL 6%                GROSS INVESTMENT
                              GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                 RETURN
            PREMIUMS                NET -1.50%                             NET 4.46%                      NET 10.41%
            PAID PLUS   -----------------------------------  -------------------------------------  ----------------------
            INTEREST       CASH                                 CASH                                   CASH
 POLICY       AT 5%      SURRENDER     ACCOUNT      DEATH     SURRENDER     ACCOUNT       DEATH      SURRENDER    ACCOUNT
  YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE       BENEFIT       VALUE       VALUE
---------  -----------  -----------  -----------  ---------  -----------  -----------  -----------  -----------  ---------
        1      13,230       11,109       10,353     510,353      11,753       10,997       510,997      12,397      11,641
        2      27,121       21,089       20,333     520,333      23,017       22,261       522,261      25,022      24,266
        3      41,708       30,765       30,009     530,009      34,623       33,867       533,867      38,798      38,042
        4      57,023       39,420       39,420     539,420      45,869       45,869       545,869      53,126      53,126
        5      73,104       48,590       48,590     548,590      58,301       58,301       558,301      69,675      69,675
        6      89,989       57,633       57,633     557,633      71,300       71,300       571,300      87,959      87,959
        7     107,719       66,452       66,452     566,452      84,786       84,786       584,786     108,053     108,053
        8     126,335       76,135       76,135     576,135      99,933       99,933       599,933     131,361     131,361
        9     145,881       85,548       85,548     585,548     115,627      115,627       615,627     156,965     156,965
       10     166,406       94,677       94,677     594,677     131,873      131,873       631,873     185,085     185,085
       11     187,956      103,894      103,894     603,894     149,243      149,243       649,243     216,795     216,795
       12     210,584      112,759      112,759     612,759     167,202      167,202       667,202     251,682     251,682
       13     234,343      121,234      121,234     621,234     185,736      185,736       685,736     290,047     290,047
       14     259,290      129,286      129,286     629,286     204,836      204,836       704,836     332,229     332,229
       15     285,484      136,927      136,927     636,927     224,536      224,536       724,536     378,650     378,650
       16     312,989      143,928      143,928     643,928     244,625      244,625       744,625     429,522     429,522
       17     341,868      150,452      150,452     650,452     265,282      265,282       765,282     485,494     485,494
       18     372,191      156,510      156,510     656,510     286,541      286,541       786,541     547,124     547,124
       19     404,031      162,023      162,023     662,023     308,345      308,345       808,345     614,939     614,939
       20     437,463      167,009      167,009     667,009     330,733      330,733       830,733     689,623     689,623
   Age 60     285,484      136,927      136,927     636,927     224,536      224,536       724,536     378,650     378,650
   Age 65     437,463      167,009      167,009     667,009     330,733      330,733       830,733     689,623     689,623
   Age 70     631,430      181,567      181,567     681,567     449,545      449,545       949,545   1,191,958   1,191,958
   Age 75     878,986      172,760      172,760     672,760     574,400      574,400     1,074,400   2,003,188   2,003,188


 POLICY       DEATH
  YEAR       BENEFIT
---------  -----------
        1      511,641
        2      524,266
        3      538,042
        4      553,126
        5      569,675
        6      587,959
        7      608,053
        8      631,361
        9      656,965
       10      685,085
       11      716,795
       12      751,682
       13      790,047
       14      832,229
       15      878,650
       16      929,522
       17      985,494
       18    1,047,124
       19    1,114,939
       20    1,189,623
   Age 60      878,650
   Age 65    1,189,623
   Age 70    1,691,958
   Age 75    2,503,188

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or withdrawals may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    TABLE 6
                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                             SUN LIFE CORPORATE VUL

                          MALE, PREFERRED, MI, AGE 45
                         $500,000 SPECIFIED FACE AMOUNT
                           ANNUAL PREMIUM: $12,600.00
                             DEATH BENEFIT OPTION B
                             GUIDELINE PREMIUM TEST
                           GUARANTEED POLICY CHARGES

                                                                                                     HYPOTHETICAL 12%
                                  HYPOTHETICAL 0%                      HYPOTHETICAL 6%               GROSS INVESTMENT
                              GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                RETURN
            PREMIUMS                NET -1.65%                            NET 4.30%                     NET 10.25%
            PAID PLUS   -----------------------------------  -----------------------------------  ----------------------
            INTEREST       CASH                                 CASH                                 CASH
 POLICY       AT 5%      SURRENDER     ACCOUNT      DEATH     SURRENDER     ACCOUNT      DEATH     SURRENDER    ACCOUNT
  YEAR      PER YEAR       VALUE        VALUE      BENEFIT      VALUE        VALUE      BENEFIT      VALUE       VALUE
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  ---------
        1      13,230        8,992        8,236     508,236       9,569        8,813     508,813      10,148       9,392
        2      27,121       16,908       16,152     516,152      18,572       17,816     517,816      20,308      19,552
        3      41,708       24,495       23,739     523,739      27,758       27,002     527,002      31,300      30,544
        4      57,023       30,993       30,993     530,993      36,370       36,370     536,370      42,443      42,443
        5      73,104       37,894       37,894     537,894      45,900       45,900     545,900      55,315      55,315
        6      89,989       44,434       44,434     544,434      55,585       55,585     555,585      69,244      69,244
        7     107,719       50,572       50,572     550,572      65,386       65,386     565,386      84,292      84,292
        8     126,335       57,366       57,366     557,366      76,421       76,421     576,421     101,752     101,752
        9     145,881       63,676       63,676     563,676      87,548       87,548     587,548     120,608     120,608
       10     166,406       69,459       69,459     569,459      98,719       98,719     598,719     140,952     140,952
       11     187,956       74,695       74,695     574,695     109,907      109,907     609,907     162,903     162,903
       12     210,584       79,353       79,353     579,353     121,070      121,070     621,070     186,585     186,585
       13     234,343       83,421       83,421     583,421     132,187      132,187     632,187     212,154     212,154
       14     259,290       86,876       86,876     586,876     143,220      143,220     643,220     239,767     239,767
       15     285,484       89,687       89,687     589,687     154,125      154,125     654,125     269,592     269,592
       16     312,989       91,800       91,800     591,800     164,829      164,829     664,829     301,785     301,785
       17     341,868       93,152       93,152     593,152     175,248      175,248     675,248     336,512     336,512
       18     372,191       93,660       93,660     593,660     185,271      185,271     685,271     373,932     373,932
       19     404,031       93,229       93,229     593,229     194,768      194,768     694,768     414,205     414,205
       20     437,463       91,769       91,769     591,769     203,610      203,610     703,610     457,514     457,514
   Age 60     285,484       89,687       89,687     589,687     154,125      154,125     654,125     269,592     269,592
   Age 65     437,463       91,769       91,769     591,769     203,610      203,610     703,610     457,514     457,514
   Age 70     631,430       66,580       66,580     566,580     233,634      233,634     733,634     728,037     728,037
   Age 75     878,986          590          590     500,590     221,821      221,821     721,821   1,112,891   1,112,891


 POLICY       DEATH
  YEAR       BENEFIT
---------  -----------
        1      509,392
        2      519,552
        3      530,544
        4      542,443
        5      555,315
        6      569,244
        7      584,292
        8      601,752
        9      620,608
       10      640,952
       11      662,903
       12      686,585
       13      712,154
       14      739,767
       15      769,592
       16      801,785
       17      836,512
       18      873,932
       19      914,205
       20      957,514
   Age 60      769,592
   Age 65      957,514
   Age 70    1,228,037
   Age 75    1,612,891

(1) Assumes a $12,600.00 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans have been made. Excessive loans or withdrawals may cause this Policy to lapse due to insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL SURRENDERS WERE MADE. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.